[7 SOLID SQUARE BULLETS]

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LB SERIES FUND, INC.
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[ART OF COMPASS WITH LETTER "N" IN TOP RIGHT CORNER:
THE WORDS "CHOICE", "PROTECTION" AND "ACCUMULATION" ARE
PRINTED ON THE CIRCLE OF THE COMPASS]

                     Semiannual Report
                   for Variable Products

                        June 30, 1997

[LUTHERAN BROTHERHOOD LOGO OMITTED]



[PHOTO OF MR. BJELLAND OMITTED]

Our Message to You

June 30, 1997

Dear Shareholder,

Enclosed is the Semiannual Report for the LB Series Fund, Inc. (the
Fund), which is the underlying investment vehicle for all variable annuity and variable life insurance contracts issued by Lutheran Brotherhood and Lutheran Brotherhood Variable Insurance Products Company. This report covers the six months ended June 30, 1997, and provides a summary of the economic and market trends that influenced the returns from stocks, bonds and money market instruments during the period. The report also includes reviews of recent investment strategies that the individual portfolio managers used to benefit from these trends -- as well as financial statements for each portfolio.

The last six months may have resembled a roller-coaster ride for many investors. After a strengthening economy helped major stock market indexes break new records, fears of higher inflation and interest rates caused stocks to tumble. Once investors realized that inflation was under control, however, stock prices rebounded sharply to deliver exceptional gains for the first half of the year. Bond prices also dipped early in the year and then recovered later in the period.

Such market fluctuations demonstrate the importance of taking a long-term approach toward investing. Individual markets and sectors often experience temporary weakness, only to emerge with greater strength and potential for gains. Investors who stuck with their long-term strategies during the recent market downturns kept themselves positioned to benefit from the market rallies that followed.

The behavior of financial markets over the last six months also underscores the value of allocating your investments over different asset classes. Although the stock and bond markets weakened this spring, their weaknesses occurred for different lengths of time and varied in intensity. This is because the bond market often views economic conditions differently from the stock market, and vice versa. Likewise, individual sectors within the stock and bond markets can respond differently to the same economic climate. By investing in many asset classes and market sectors, you have a better chance that some portion of your investments is performing well. Over time, this can smooth out your investment returns and make it easier to reach your financial goals.

These are remarkable times for investors in the securities markets. As you'll read in our Economic and Market Overview that follows, the U.S. economy is thriving and attracting investors from around the globe. Meanwhile, new and exciting growth stories are emerging in countries outside of the United States from Europe to the Pacific Rim to Latin America -- creating plentiful opportunities for investors in foreign securities.

Yet, we caution investors to not get overly excited when the market sets new highs or overly concerned as it stumbles through its inevitable corrections. These events, though exciting from a historical standpoint, are merely shorter legs of a much longer journey. Staying focused on a longer-term investment horizon and remaining disciplined in your investing strategy will provide the surest route to your destination.

We hope this Semiannual Report will be useful as you review your financial program. If you have questions or would like additional information, please contact your Lutheran Brotherhood representative, or call us toll-free at 1-800-423-7056.

Sincerely,

/S/ROLF F. BJELLAND
Rolf F. Bjelland
President and Chairman
LB Series Fund, Inc.



Economic and Market Overview                            June 30, 1997

Continued strong economic expansion, with relatively low inflation and interest rates, helped stocks and bonds earn solid returns in the first half of 1997.

Although nervousness about higher future inflation caused the stock market to weaken from February to April, it quickly recovered and set new highs. During the period the Standard & Poor's 500 Index earned a total return of 20.55%, a six-month return that nearly doubled the average 12-month return that stocks have enjoyed in recent decades. Stocks rallied on unexpected strength in corporate earnings and a positive balance of supply and demand. Demand increased in large part as a result of continued strong cash flow into equity mutual funds and variable insurance and annuities. Meanwhile, new mergers, acquisitions and corporate stock buyback programs acted to reduce stock supplies.

Moderate economic growth with low inflation also benefited stocks overseas. As Japanese stocks rebounded sharply from earlier weakness and stocks in Europe and Latin America continued to gain, Morgan Stanley Capital International's Europe, Australia and Far East (EAFE) Index returned 11.36% during the period.

Hit hard by inflation concerns, U.S. bonds earned more modest returns. Although the Federal Reserve raised interest rates just 0.25%, strong growth and low unemployment caused investors to fear additional rate hikes for much of the period. Eventually, however, greater optimism took hold in May and June, and bond prices recovered the ground they'd lost. This left the Lehman Brothers Aggregate Bond Index with a six-month total return of 3.09%.

Low Inflation Calms Interest Rate Fears

The year started with strong economic growth and unexpected gains in corporate earnings. And, though investors feared the Fed might enact a series of rate hikes to thwart inflation, inflation remained moderate without them. Confident that the seven-year-old economic expansion would continue, investors continued to add cash to equity mutual funds.

Meanwhile, bond yields were rising on expectations of higher inflation. Eventually, this put downward pressure on stock prices -- which gave back most of their earlier gains by the middle of April. Soon, however, signs of slower growth and lower inflation had investors convinced that the Fed would suspend any additional interest rate increases. After the yield for 30-year Treasury bonds reached a nine-month high of 7.17%, bond yields began to fall. By the end of June, long-term Treasury yields were back to February levels, with bond prices rebounding sharply and stock prices once again setting new highs.

Though they have lagged large-company issues since the middle of 1996, prices for small-company stocks responded well during the spring rally. However, stocks of large companies continued to dominate, with drug stocks and other consumer staples remaining the top performers, along with stocks of large technology and financial firms. In the fixed-income market, prices for corporate bonds outperformed U.S. Treasury bonds when rates were falling, but lagged Treasuries when rates rose.

A Bright Outlook

Stock prices have risen strongly for two and a half years, supported in large part by rapid growth in corporate earnings. If the economy continues to grow moderately, inflation remains modest, and earnings remain healthy, stock prices could have further room to advance. Of course, with prices at historic highs, the occasional market correction is also to be expected.

Because the current economic expansion has been less robust than many before it, and is less inclined toward inflation, we believe this expansion may have greater durability. Although consumer debt is relatively high, low unemployment and solid wages have sustained consumer demand for goods. Ample supplies of goods, without excess inventories, argues for continued low levels of inflation and further production gains.

Although inflation fears may temporarily drive bond yields higher, we believe the very positive economic climate could encourage lower yields and higher prices in the second half of the year. We are also encouraged by recent legislative progress in reducing federal budget deficits. Finally, we will continue to monitor the value of the U.S. dollar versus other world currencies. Should the dollar remain strong, we believe U.S. stocks and bonds will continue to attract foreign investors.



Opportunity Growth Portfolio Review             LB Series Fund, Inc.

[GRAPHIC OMITTED: PHOTO OF MICHAEL A. BINGER]

Michael A. Binger is a Chartered Financial Analyst and portfolio manager for the Opportunity Growth Portfolio. He has been with Lutheran Brotherhood since 1987.

Investment Objective: To seek long-term growth of capital by investing in small-company stocks.

For several years, the rally in stock prices was led by small companies and industries with above-average potential for long-term growth -- such as technology and health care. This benefited the Opportunity Growth Portfolio, which invests heavily in these sectors. However, from the middle of 1996 through the first quarter of 1997, investors favored stocks of larger companies and industries with closer ties to the economy. Stocks of companies with market capitalizations below $250 million, where the Portfolio also invests heavily, suffered most in this shift.

Eventually, investors realized that declines in the prices of smaller-cap issues had been exaggerated. During 1997's second quarter, investors were reawakening to the growth potential of small stocks, and this end of the market rebounded strongly. This, plus minor adjustments in the mix of its investments, helped the Portfolio regain most of the ground it lost in the first quarter. Weak performances by stocks of very small companies, however, caused the Portfolio to underperform. For the six months ended June 30, 1997, the Fund had a total return (based on NAV) of -3.67%, versus 10.20% for the Russell 2000 Index.

Increasing Diversification

As stocks of small companies rebounded, the Portfolio enjoyed strong returns from technology companies such as Avant and health care companies such as PDT, Inc. There were also solid gains from individual issues -- such as Fairfield Communities, a vacation timeshare firm. Software companies like Project Software and Unison Software continued to underperform.

[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 1/31/96]

Performance Through June 30,1997

Growth of $10,000 Invested Since 1/31/96


INSET BOX ON CHART READS:

Opportunity Growth Portfolio
Annualized Total Returns*
-------------------------------
Since Inception
1/18/96                  9.97%
-------------------------------
1 Year                  -8.29%

Initial Investment:  $10,000
Date of Investment:  1/31/96

                           Russell 2000
            Opp. Growth     W/ Reinvest      CPI Valued
  Month End       Total           Total           Total
       Date       Value           Value           Value

    1/31/96     $10,000         $10,000         $10,000
    2/29/96      10,416          10,312          10,032
    3/31/96      10,722          10,525          10,084
    4/30/96      11,944          11,089          10,123
    5/31/96      12,716          11,525          10,142
    6/30/96      11,871          11,052          10,149
    7/31/96      10,855          10,087          10,168
    8/31/96      11,499          10,673          10,188
    9/30/96      12,342          11,090          10,220
   10/31/96      11,364          10,920          10,253
   11/30/96      10,954          11,369          10,272
   12/31/96      11,302          11,667          10,272
    1/31/97      11,528          11,901          10,304
    2/28/97      10,533          11,613          10,337
    3/31/97       9,415          11,065          10,363
    4/30/97       9,009          11,095          10,376
    5/31/97      10,338          12,329          10,369
    6/30/97      10,887          12,858          10,382

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.

Throughout the period we emphasized companies with unique products, strong earnings growth and quality management. With investors nervous about earnings, we carefully re-examined every holding to identify any companies with potential earnings problems. We continued to believe that technology and health care firms enjoy the greatest opportunities for growth among American businesses today and remained heavily invested in those areas. We sold some technology shares during the period, however, to buy shares of energy and financial companies and increase the Portfolio's diversification.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term
Securities                14.0%

Common Stocks             85.6%

Bonds                      0.4%

We also added firms with market capitalizations greater than $500 million -- a natural evolution for small-company stock funds with growing assets. By adding slightly larger firms, we hope to reduce future price volatility without adversely affecting the Portfolio's potential for growth. We will continue to invest in the smaller end of the market, though the weighted average market capitalization of stocks in the Portfolio has climbed slightly to about $300 million.

Attractive Valuations

While small-cap stocks tend to be more volatile than large-cap stocks, they typically offer stronger potential for growth over time. Because small-cap stocks still have better valuations than large-cap issues, the small-cap sector may outperform in coming months as the economy expands and investors look for greater growth opportunities.

In this environment, we will continue to exchange stocks that have already met our growth expectations for shares with better growth potential. As we look for attractive investments and the Portfolio's assets grow, we expect to continue adding firms with slightly larger market capitalizations.

[GRAPHIC OMITTED: TOP TEN HOLDINGS]

Top 10 Holdings
                                       % of
Company                              Portfolio

BMC Industries, Inc.                   2.7%

Signature Resorts                      2.3%

DataWorks Corp.                        2.2%

Complete Management, Inc.              2.1%

Xpedite Systems, Inc.                  2.0%

Horizon Mental Health
Management, Inc.                       1.9%

Cameron Ashley
Building Products                      1.9%

AXENT Technologies, Inc.               1.9%

Steiner Leisure Ltd.                   1.8%

PDT, Inc.                              1.8%

Footnote reads:
These holdings represent 20.6% of the total investment portfolio.



World Growth Portfolio Review                  LB Series Fund, Inc.

[GRAPHIC OMITTED: PHOTO OF MARTIN G. WADE]

Martin G. Wade is president of Rowe Price-Fleming, the investment subadvisor for the World Growth Portfolio. He leads a team of 12 portfolio managers who have managed the assets of the World Growth Portfolio since its inception. Mr. Wade has 29 years of experience in research and investment management, including 17 years with Rowe Price-Fleming.

Investment Objective: To seek long-term capital growth by investing primarily in common stocks issued by established companies outside the United States.**

Continued economic growth with low inflation pushed foreign stock prices higher in the six months ended June 30, 1997. During that time Latin American markets advanced sharply and European markets made steady gains. After weakening in the first quarter of 1997, Japanese stocks rose strongly in the second -- earning positive returns for the six-month period.

The Japanese market rally had a positive influence on Morgan Stanley Capital International's Europe, Australia, Far East (EAFE) Index, which has a greater weight in Japan stocks than the Portfolio. During the period, the Portfolio earned a total return (based on NAV) of 11.01% compared to the EAFE Index return of 11.36%.

Country Selection is Key

Many of the Portfolio's individual investments performed well over the period. It was the Portfolio's country weightings that contributed most to performance, however. The Portfolio continued to benefit from overweighted positions in Brazil and other Latin American markets, which have no representation in the EAFE Index. An overweighting in the Netherlands also helped Portfolio returns. Although the Portfolio's underweighted position in Japan reduced returns as Japan rallied in the second quarter, it served the Portfolio well in the first quarter.

[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 1/31/96]

Performance Through June 30, 1997

Growth Of $10,000 Invested Since 1/31/96

INSET BOX ON CHART READS:

World Growth Portfolio
Annualized Total Returns*
-------------------------------
Since Inception
1/18/96                  15.04%
-------------------------------
1 Year                   16.92%

Initial Investment:  $10,000
Date of Investment:  1/31/96
                               MSCI EAFE
            World Growth     W/ Reinvest      CPI Valued
  Month End        Total           Total           Total
       Date        Value           Value           Value

    1/31/96      $10,000         $10,000         $10,000
    2/29/96        9,974          10,036          10,032
    3/31/96       10,098          10,252          10,084
    4/30/96       10,355          10,552          10,123
    5/31/96       10,336          10,360          10,142
    6/30/96       10,468          10,421          10,149
    7/31/96       10,137          10,119          10,168
    8/31/96       10,290          10,143          10,188
    9/30/96       10,534          10,415          10,220
   10/31/96       10,481          10,311          10,253
   11/30/96       10,965          10,723          10,272
   12/31/96       11,025          10,588          10,272
    1/31/97       10,871          10,220          10,304
    2/28/97       10,983          10,389          10,337
    3/31/97       10,967          10,430          10,363
    4/30/97       11,035          10,487          10,376
    5/31/97       11,738          11,172          10,369
    6/30/97       12,239          11,791          10,382

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.

During the period we took profits in stocks that had performed well -- which reduced the Portfolio's weightings in Brazil, France, Hong Kong, the United Kingdom, and the Netherlands. Concerned about high stock prices and economic problems in Southeast Asia, we also trimmed holdings there. We used the proceeds from these sales to add investments in Switzerland, where prices had lagged early in the year, as well as in Argentina and Mexico. When Japanese stock prices weakened in the first quarter, we added to existing positions there -- continuing to focus on large exporters and domestic cyclical firms.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term
Securities                 3.3%

Common and Preferred
Stocks                    96.7%

Further Growth Likely

Although recent market strength has pushed stock prices to expensive levels in some regions, we believe a generally healthy world economic outlook should sustain these levels in months to come. Economic growth seems to be accelerating in Continental Europe and has been better than expected in Japan. If the recent pattern of stronger growth with moderate inflation remains in place, as we think it will, foreign stock prices should have further room to advance.

With corporate earnings somewhat vulnerable in the U.K. and Japan, we expect to remain underweighted in those countries. Because Japan's economic prospects are better than they've been for some time, however, we plan to add modestly to holdings there when prices are attractive. Although we believe the Portfolio is well-positioned with its current weighting in Latin America, we expect to adjust the mix of investments in that region --trading positions in Brazil for investments in other markets with better growth potential.

[GRAPHIC OMITTED: TOP TEN HOLDINGS]

Top 10 Holdings
                                       % of
Company                              Portfolio

Royal Dutch Petroleum                  2.5%

Telecomunicacoes
Brasileiras                            2.4%

SmithKline Beecham                     2.1%

Novartis AG                            2.0%

National Westminster                   1.8%

Wolters Kluwer NV                      1.8%

Reed International                     1.3%

Eaux (Cie Generale)                    1.3%

Elsevier NV                            1.3%

Shell Transport & Trading              1.3%

Footnote reads:
These holdings represent 17.8% of the total investment portfolio.



Growth Portfolio Review                         LB Series Fund, Inc.

[GRAPHIC OMITTED: PHOTO OF SCOTT A. VERGIN]

Scott A. Vergin is a Chartered Financial Analyst and portfolio manager for the Growth Portfolio. He began managing the Portfolio in November 1994, and has managed securities at Lutheran Brotherhood since 1983.

Investment Objective: Investment Objective: To seek long-term growth of capital by investing primarily in common stocks of established corporations.

With large-company stock prices rising to record levels in the six months ended June 30, 1997, investors continued to favor blue-chip stocks of issuers with good growth potential. In this environment the Growth Portfolio enjoyed strong performances by holding individual issues that matched this profile. During the period the Portfolio earned a total return (based on NAV) of 17.20%. Over the same time the S&P 500 Index had a return of 20.55%.

Catalysts for Growth

In selecting investments for the Growth Portfolio, we look for companies with the opportunity to benefit from near-term catalysts for growth. These catalysts might be new products or improving market and industry conditions that can cause an acceleration in company earnings.

Throughout 1996, we found many growth opportunities in large technology and health care stocks. This continued in the first half of 1997. During that time, the Growth Portfolio enjoyed strong gains from shares of technology stocks such as Microsoft, Tellabs, Motorola, IBM, Oracle and Cisco Systems -- as well as from health care stocks such as Warner-Lambert and Eli Lilly. Oil services stocks such as Halliburton, Baker Hughes and Falcon Drilling also provided good returns. These performances far outweighed disappointments from retail stocks such as Federated Department Stores and certain other consumer issues like Eastman Kodak and Walt Disney.

[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 6/30/87]

Performance Through June 30, 1997

Growth Of $10,000 Invested Since 6/30/87

INSET BOX ON CHART READS:

Growth Portfolio
Annualized Total Returns*
------------------------------------------------------------
10 Years                                              12.72%
------------------------------------------------------------
5 Years                                               18.11%
------------------------------------------------------------
1 Year                                                30.87%

Initial Investment:  $10,000
Date of Investment:  6/30/87
                                 S & P 500
                 Growth        W/ Reinvest         CPI Valued
 Month End        Total              Total              Total
      Date        Value              Value              Value

    6/30/87     $10,000            $10,000            $10,000
    7/31/87      10,436             10,508             10,021
    8/31/87      10,863             10,900             10,076
    9/30/87      10,601             10,661             10,126
   10/31/87       7,833              8,364             10,153
   11/30/87       7,267              7,672             10,168
   12/31/87       7,800              8,257             10,165
    1/31/88       7,932              8,616             10,191
    2/29/88       8,413              9,001             10,218
    3/31/88       8,441              8,727             10,262
    4/30/88       8,335              8,836             10,314
    5/31/88       8,238              8,893             10,350
    6/30/88       8,569              9,308             10,394
    7/31/88       8,419              9,285             10,438
    8/31/88       8,153              8,956             10,482
    9/30/88       8,373              9,340             10,552
   10/31/88       8,417              9,611             10,587
   11/30/88       8,257              9,458             10,596
   12/31/88       8,448              9,625             10,614
    1/31/89       8,986             10,340             10,667
    2/28/89       8,816             10,066             10,711
    3/31/89       9,041             10,306             10,772
    4/30/89       9,491             10,854             10,843
    5/31/89       9,860             11,271             10,905
    6/30/89       9,691             11,216             10,931
    7/31/89      10,514             12,240             10,957
    8/31/89      10,930             12,467             10,975
    9/30/89      10,988             12,417             11,010
   10/31/89      10,434             12,139             11,063
   11/30/89      10,661             12,374             11,090
   12/31/89      10,693             12,672             11,107
    1/31/90       9,861             11,833             11,222
    2/28/90      10,090             11,964             11,274
    3/31/90      10,421             12,289             11,336
    4/30/90      10,268             11,994             11,354
    5/31/90      11,361             13,139             11,380
    6/30/90      11,445             13,061             11,442
    7/31/90      11,213             13,028             11,486
    8/31/90      10,287             11,838             11,592
    9/30/90       9,635             11,264             11,688
   10/31/90       9,616             11,229             11,759
   11/30/90      10,209             11,941             11,785
   12/31/90      10,483             12,274             11,785
    1/31/91      11,157             12,821             11,856
    2/28/91      11,979             13,715             11,873
    3/31/91      12,295             14,053             11,891
    4/30/91      12,295             14,099             11,909
    5/31/91      12,953             14,687             11,944
    6/30/91      12,296             14,021             11,979
    7/31/91      12,968             14,691             11,997
    8/31/91      13,433             15,022             12,032
    9/30/91      13,315             14,772             12,085
   10/31/91      13,613             14,990             12,102
   11/30/91      13,156             14,367             12,138
   12/31/91      14,817             16,011             12,147
    1/31/92      14,787             15,730             12,164
    2/28/92      14,928             15,914             12,208
    3/31/92      14,560             15,605             12,270
    4/30/92      14,615             16,083             12,287
    5/31/92      14,737             16,138             12,305
    6/30/92      14,409             15,901             12,349
    7/31/92      14,888             16,571             12,376
    8/31/92      14,576             16,215             12,411
    9/30/92      14,777             16,404             12,446
   10/31/92      15,158             16,480             12,490
   11/30/92      15,920             17,017             12,508
   12/31/92      16,022             17,231             12,499
    1/31/93      16,299             17,390             12,560
    2/28/93      16,255             17,608             12,605
    3/31/93      16,707             17,980             12,649
    4/30/93      16,401             17,566             12,684
    5/31/93      16,825             18,007             12,701
    6/30/93      16,840             18,066             12,719
    7/31/93      16,793             18,013             12,719
    8/31/93      17,410             18,679             12,754
    9/30/93      17,570             18,535             12,781
   10/31/93      17,725             18,937             12,834
   11/30/93      17,249             18,736             12,842
   12/31/93      17,640             18,971             12,842
    1/31/94      18,195             19,629             12,878
    2/28/94      17,703             19,077             12,922
    3/31/94      16,843             18,249             12,966
    4/30/94      16,821             18,499             12,983
    5/31/94      16,842             18,771             12,992
    6/30/94      16,268             18,311             13,036
    7/31/94      16,656             18,932             13,071
    8/31/94      17,414             19,695             13,124
    9/30/94      17,132             19,211             13,159
   10/31/94      17,373             19,658             13,168
   11/30/94      16,690             18,929             13,186
   12/31/94      16,818             19,207             13,186
    1/31/95      17,188             19,720             13,239
    2/28/95      17,865             20,473             13,292
    3/31/95      18,374             21,085             13,336
    4/30/95      18,906             21,716             13,380
    5/31/95      19,490             22,552             13,406
    6/30/95      20,343             23,077             13,433
    7/31/95      21,433             23,860             13,433
    8/31/95      21,499             23,907             13,468
    9/30/95      22,171             24,914             13,494
   10/31/95      22,233             24,842             13,538
   11/30/95      23,047             25,912             13,529
   12/31/95      23,086             26,412             13,521
    1/31/96      23,645             27,329             13,600
    2/28/96      24,138             27,564             13,644
    3/31/96      24,222             27,834             13,714
    4/30/96      25,089             28,257             13,767
    5/31/96      25,641             28,955             13,794
    6/30/96      25,307             29,068             13,802
    7/31/96      24,217             27,795             13,829
    8/31/96      25,169             28,373             13,855
    9/30/96      26,700             29,965             13,899
   10/31/96      27,156             30,810             13,943
   11/30/96      28,883             33,127             13,970
   12/31/96      28,259             32,471             13,970
    1/31/97      30,128             34,520             14,014
    2/28/97      29,748             34,772             14,058
    3/31/97      28,348             33,339             14,093
    4/30/97      29,666             35,343             14,111
    5/31/97      31,769             37,467             14,102
    6/30/97      33,121             39,149             14,120

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term
Securities                 7.8%

Common Stocks             92.0%

Bonds                      0.2%

As in the past, we also emphasized financial stocks in the Portfolio. At the same time, we maintained a broadly diversified mix of investments that cut across industry sectors. During the period we enhanced this diversification by adding shares of real estate investment trusts. We believe the attractive prices of these issues and a strong real estate market can help them outperform in the second half of the year. We also trimmed some positions in utilities and automobile firms in order to add shares of paper and chemical companies.

Stock Selection Remains Key

Although a positive outlook for growth in the economy and corporate earnings could extend the current bull market, stock valuations remain quite overextended. In this environment we think individual stock selection will remain key to the Portfolio's returns. Keeping the Portfolio invested across many industry sectors and focusing on companies with strong opportunities to outperform will allow it to participate fully in future market growth while helping to limit its vulnerability during market corrections.

[GRAPHIC OMITTED: TOP TEN HOLDINGS]

Top 10 Holdings
                                       % of
Company                              Portfolio

Merck and Co., Inc.                    1.7%

General Electric Co.                   1.6%

American International
Group, Inc.                            1.6%

International Business
Machines                               1.5%

Federal National
Mortgage Assoc.                        1.4%

Procter & Gamble Co.                   1.4%

Pfizer Inc.                            1.3%

Cisco Systems, Inc.                    1.3%

Warner-Lambert Co.                     1.3%

Eli Lilly & Co.                        1.3%

Footnote reads:
These holdings represent 14.4% of the total investment portfolio.



High Yield Portfolio Review                 LB Series Fund, Inc.

[GRAPHIC OMITTED: PHOTO OF THOMAS N. HAAG]

Thomas N. Haag, assistant vice president, is a Chartered Financial Analyst and portfolio manager for the High Yield Portfolio. He has managed the Portfolio since January 1992.

Investment Objective: Investment Objective: To seek high current income and growth of capital by investing primarily in high-yielding ("junk") corporate bonds.

High-yield corporate bonds continued to outpace other fixed-income securities in the first half of 1997. Although prices for higher-yielding issues declined between February and April just like prices for high-quality issues, they rebounded strongly in the months that followed. This was especially true for zero-coupon bonds and issues of media and telecommunications companies, which represent a large portion of the High Yield Portfolio. Good performances by these and other holdings from April to June helped the Portfolio enjoy a healthy return for the six months ended June 30, 1997. During that time the High Yield Portfolio earned a total return (based on NAV) of 6.19%. That compares with a return of 5.82% for the Lehman Brothers High-Yield Index.

Lowering Volatility

For several years the Portfolio has held a greater percentage of zero-coupon and media/telecommunications issues than would be found in its market benchmark. We believe industry deregulation, among other factors, gives these investments great potential for long-term performance. Because they have somewhat lower credit quality and longer maturities, however, these issues tend to be more volatile when the outlook for interest rates is unclear. Although they lagged other sectors of the high-yield market when interest rates were rising in the middle of the period, they outperformed when interest rates were falling at the beginning and end of the period.

[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED
SINCE 11/30/87]

Performance Through June 30, 1997

Growth Of $10,000 Invested Since 11/30/87


INSET BOX ON CHART READS:

High Yield Portfolio
Annualized Total Returns*
------------------------------------------------------------
Since inception
11/2/87                                               12.77%
------------------------------------------------------------
5 Years                                               12.20%
------------------------------------------------------------
1 Year                                                12.88%

Initial Investment:  $10,000
Date of Investment: 11/30/87

                            Lehman High
            Series HYLD     Yield Index      CPI Valued
 Month End        Total           Total           Total
      Date        Value           Value           Value

   11/30/87     $10,000         $10,000         $10,000
   12/31/87      10,194          10,241           9,997
    1/31/88      10,612          10,583          10,023
    2/29/88      11,036          10,926          10,049
    3/31/88      10,885          10,812          10,092
    4/30/88      10,885          10,894          10,144
    5/31/88      10,869          10,911          10,179
    6/30/88      11,120          11,070          10,222
    7/31/88      11,177          11,143          10,266
    8/31/88      11,172          11,126          10,309
    9/30/88      11,283          11,267          10,378
   10/31/88      11,407          11,403          10,413
   11/30/88      11,395          11,470          10,422
   12/31/88      11,553          11,524          10,439
    1/31/89      11,823          11,727          10,491
    2/28/89      11,903          11,753          10,534
    3/31/89      11,822          11,661          10,595
    4/30/89      11,762          11,710          10,664
    5/31/89      12,079          11,937          10,725
    6/30/89      12,403          12,085          10,751
    7/31/89      12,379          12,070          10,777
    8/31/89      12,489          12,111          10,794
    9/30/89      12,266          11,907          10,829
   10/31/89      11,937          11,625          10,881
   11/30/89      11,971          11,602          10,907
   12/31/89      11,914          11,620          10,924
    1/31/90      11,685          11,370          11,037
    2/28/90      11,473          11,136          11,089
    3/31/90      11,567          11,428          11,149
    4/30/90      11,577          11,409          11,167
    5/31/90      11,941          11,629          11,193
    6/30/90      12,116          11,910          11,253
    7/31/90      12,325          12,231          11,297
    8/31/90      11,935          11,535          11,401
    9/30/90      11,464          10,693          11,496
   10/31/90      11,111          10,131          11,565
   11/30/90      11,301          10,447          11,591
   12/31/90      11,471          10,506          11,591
    1/31/91      11,589          10,795          11,660
    2/28/91      12,354          11,976          11,678
    3/31/91      12,893          12,681          11,695
    4/30/91      13,331          13,201          11,712
    5/31/91      13,479          13,225          11,747
    6/30/91      13,842          13,616          11,782
    7/31/91      14,209          14,052          11,799
    8/31/91      14,438          14,375          11,834
    9/30/91      14,677          14,575          11,886
   10/31/91      15,200          15,062          11,903
   11/30/91      15,432          15,140          11,938
   12/31/91      15,523          15,358          11,946
    1/31/92      16,162          15,899          11,964
    2/28/92      16,614          16,291          12,007
    3/31/92      16,903          16,493          12,068
    4/30/92      17,055          16,556          12,085
    5/31/92      17,346          16,789          12,102
    6/30/92      17,448          16,947          12,146
    7/31/92      17,804          17,203          12,172
    8/31/92      18,063          17,429          12,206
    9/30/92      18,275          17,606          12,241
   10/31/92      17,915          17,358          12,284
   11/30/92      18,247          17,577          12,301
   12/31/92      18,640          17,777          12,293
    1/31/93      19,391          18,295          12,353
    2/28/93      19,706          18,616          12,397
    3/31/93      20,132          18,857          12,440
    4/30/93      20,253          19,021          12,475
    5/31/93      20,613          19,247          12,492
    6/30/93      21,312          19,651          12,509
    7/31/93      21,523          19,842          12,509
    8/31/93      21,696          20,009          12,544
    9/30/93      21,696          20,061          12,570
   10/31/93      22,434          20,466          12,622
   11/30/93      22,525          20,564          12,631
   12/31/93      22,911          20,819          12,631
    1/31/94      23,619          21,271          12,665
    2/28/94      23,534          21,215          12,709
    3/31/94      22,641          20,414          12,752
    4/29/94      22,349          20,275          12,769
    5/31/94      22,463          20,285          12,778
    6/30/94      22,558          20,348          12,821
    7/31/94      22,393          20,521          12,856
    8/31/94      22,567          20,666          12,908
    9/30/94      22,450          20,668          12,943
   10/31/94      22,515          20,718          12,951
   11/30/94      22,033          20,457          12,969
   12/31/94      21,904          20,608          12,969
    1/31/95      21,975          20,889          13,021
    2/28/95      22,833          21,605          13,072
    3/31/95      23,060          21,838          13,116
    4/30/95      23,627          22,393          13,159
    5/31/95      24,131          23,020          13,185
    6/30/95      24,248          23,174          13,211
    7/31/95      25,017          23,466          13,211
    8/31/95      25,124          23,539          13,246
    9/30/95      25,362          23,829          13,272
   10/31/95      25,481          23,976          13,315
   11/30/95      25,778          24,187          13,306
   12/31/95      26,197          24,567          13,298
    1/31/96      26,807          25,000          13,376
    2/29/96      27,485          25,020          13,419
    3/31/96      27,225          25,002          13,488
    4/30/96      27,408          25,057          13,540
    5/31/96      27,715          25,207          13,566
    6/30/96      27,492          25,417          13,575
    7/31/96      27,297          25,534          13,601
    8/31/96      27,736          25,809          13,627
    9/30/96      28,685          26,431          13,670
   10/31/96      28,605          26,635          13,714
   11/30/96      28,902          27,160          13,740
   12/31/96      29,222          27,355          13,740
    1/31/97      29,573          27,623          13,783
    2/28/97      30,005          28,057          13,826
    3/31/97      29,049          27,639          13,861
    4/30/97      29,054          27,929          13,878
    5/31/97      30,167          28,527          13,869
    6/30/97      31,031          28,923          13,887


Footnote reads:
*See accompanying notes to Portfolio Management Reviews.

Throughout the period we remained committed to sizable investments in the media/telecommunications sector, though we trimmed those positions modestly once their prices had rebounded. We felt this would reduce the Portfolio's share price volatility if investors remained worried about market interest rates.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term
Securities                 6.0%

Corporate Bonds           79.6%

Common and Preferred
Stocks                    14.4%

We further reduced volatility by giving more attention to securities with higher credit ratings and slightly shorter maturities. When interest rates change course, these issues tend to have less price movement than issues with lower ratings and longer maturities. The Portfolio's new positions included investments in financial and energy companies -- as well as a number of firms whose performance is closely linked to the economy.

Greater Stability Ahead

We believe investments in "cyclical" sectors should perform well in coming months if economic growth and inflation remain moderate and interest rates are relatively stable. If further uncertainty about inflation causes rates to fluctuate from time to time, the Portfolio should continue to benefit from the greater emphasis on shorter maturities and higher credit ratings.

We continue to like the added return potential of media/telecommunications issues and have mostly completed the sales we'd planned in that sector. We may take further profits there, however, if prices continue to rise. As we find attractive prices for higher-quality issues we may also make additional purchases in that sector. We believe this strategy, combined with our continued focus on strong yields, can help the Portfolio earn solid returns with less volatility in the second half of the year.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: MOODY'S BOND QUALITY
RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Baa                 0.8%

Ba                 12.8%

B                  61.7%

Caa                 8.4%

Ca                  0.0%

C                   0.0%

D                   0.0%

Not
Rated              16.3%



Income Portfolio Review                 LB Series Fund, Inc.

[GRAPHIC OMITTED: PHOTO OF CHARLES E. HEEREN]

Charles E. Heeren, vice president, is a Chartered Financial Analyst and portfolio manager for the Income Portfolio. He has managed the Portfolio since its inception in January 1987.

Investment Objective: To seek a high level of income while preserving principal by investing primarily in intermediate and long-term bonds.

Changing expectations for the economy, inflation and interest rates in the last six months changed the spreads between yields for different types of bonds. By adjusting the mix of investments in the Income Portfolio to take advantage of attractive yield opportunities, we helped the Portfolio earn a competitive return over this time.

For the six months ended June 30, 1997, the Income Portfolio earned a total return (based on NAV) of 3.00%. That compares with a return of 3.09% for the Lehman Aggregate Bond Index.

Special Opportunities in Corporates

When 1997 began, corporate bonds represented about 45% of the Portfolio's investments. As stronger economic growth raised concerns about inflation, making bond prices more attractive, we sold U.S. Treasury bonds and increased the Portfolio's position in longer-term corporates. Many of the corporates we bought were issued by banks and insurance firms, as well as electric utilities, gas and telephone companies. Purchased at attractive prices and yields, these additions performed well in the months that followed.


[GRAPHIC WORM CHART OMITTED: GROWTH OF $10,000 INVESTED SINCE 6/30/87]

Performance Through June 30, 1997

Growth Of $10,000 Invested Since 6/30/87

INSET BOX ON CHART READS:

Income Portfolio
Annualized Total Returns*
------------------------------------------------------------
10 Years                                               8.81%
------------------------------------------------------------
5 Years                                                7.23%
------------------------------------------------------------
1 Year                                                 8.48%

Initial Investment:   $10,000
Date of Investment:   6/30/87

                         Lehman Aggregate
          Series Income        Bond Index       CPI Valued
 Month End        Total             Total            Total
      Date        Value             Value            Value

    6/30/87     $10,000           $10,000          $10,000
    7/31/87       9,943             9,992           10,021
    8/31/87       9,892             9,939           10,076
    9/30/87       9,631             9,727           10,126
   10/31/87       9,859            10,074           10,153
   11/30/87       9,994            10,154           10,168
   12/31/87      10,154            10,292           10,165
    1/31/88      10,531            10,655           10,191
    2/29/88      10,662            10,781           10,218
    3/31/88      10,490            10,680           10,262
    4/30/88      10,401            10,622           10,314
    5/31/88      10,303            10,551           10,350
    6/30/88      10,545            10,805           10,394
    7/31/88      10,489            10,748           10,438
    8/31/88      10,511            10,776           10,482
    9/30/88      10,796            11,021           10,552
   10/31/88      11,038            11,228           10,587
   11/30/88      10,904            11,091           10,596
   12/31/88      10,973            11,103           10,614
    1/31/89      11,139            11,263           10,667
    2/28/89      10,980            11,182           10,711
    3/31/89      11,043            11,230           10,772
    4/30/89      11,258            11,465           10,843
    5/31/89      11,502            11,766           10,905
    6/30/89      11,866            12,124           10,931
    7/31/89      12,070            12,382           10,957
    8/31/89      11,961            12,199           10,975
    9/30/89      11,974            12,261           11,010
   10/31/89      12,151            12,563           11,063
   11/30/89      12,284            12,682           11,090
   12/31/89      12,315            12,716           11,107
    1/31/90      12,187            12,565           11,222
    2/28/90      12,227            12,605           11,274
    3/31/90      12,268            12,614           11,336
    4/30/90      12,109            12,498           11,354
    5/31/90      12,480            12,868           11,380
    6/30/90      12,672            13,075           11,442
    7/31/90      12,826            13,256           11,486
    8/31/90      12,618            13,078           11,592
    9/30/90      12,539            13,187           11,688
   10/31/90      12,658            13,354           11,759
   11/30/90      12,955            13,641           11,785
   12/31/90      13,167            13,854           11,785
    1/31/91      13,340            14,026           11,856
    2/28/91      13,643            14,145           11,873
    3/31/91      13,808            14,243           11,891
    4/30/91      14,006            14,396           11,909
    5/31/91      14,168            14,480           11,944
    6/30/91      14,189            14,473           11,979
    7/31/91      14,375            14,674           11,997
    8/31/91      14,706            14,991           12,032
    9/30/91      15,024            15,295           12,085
   10/31/91      15,187            15,465           12,102
   11/30/91      15,293            15,607           12,138
   12/31/91      15,768            16,071           12,147
    1/31/92      15,710            15,852           12,164
    2/28/92      15,814            15,955           12,208
    3/31/92      15,824            15,866           12,270
    4/30/92      15,878            15,980           12,287
    5/31/92      16,182            16,282           12,305
    6/30/92      16,406            16,507           12,349
    7/31/92      16,788            16,843           12,376
    8/31/92      16,954            17,014           12,411
    9/30/92      17,155            17,216           12,446
   10/31/92      16,879            16,987           12,490
   11/30/92      16,944            16,990           12,508
   12/31/92      17,222            17,261           12,499
    1/31/93      17,581            17,592           12,560
    2/28/93      17,950            17,900           12,605
    3/31/93      18,055            17,975           12,649
    4/30/93      18,189            18,101           12,684
    5/31/93      18,221            18,124           12,701
    6/30/93      18,597            18,452           12,719
    7/31/93      18,764            18,558           12,719
    8/31/93      19,101            18,882           12,754
    9/30/93      19,160            18,933           12,781
   10/31/93      19,199            19,003           12,834
   11/30/93      19,331            18,842           12,842
   12/31/93      19,124            18,944           12,842
    1/31/94      19,232            19,199           12,878
    2/28/94      19,093            18,865           12,922
    3/31/94      18,465            18,399           12,966
    4/29/94      18,267            18,252           12,983
    5/31/94      18,301            18,250           12,992
    6/30/94      18,167            18,210           13,036
    7/31/94      18,559            18,573           13,071
    8/31/94      18,606            18,595           13,124
    9/30/94      18,280            18,321           13,159
   10/31/94      18,212            18,305           13,168
   11/30/94      18,216            18,265           13,186
   12/31/94      18,331            18,391           13,186
    1/31/95      18,663            18,755           13,239
    2/28/95      19,090            19,201           13,292
    3/31/95      19,198            19,318           13,336
    4/30/95      19,527            19,589           13,380
    5/31/95      20,373            20,347           13,406
    6/30/95      20,540            20,495           13,433
    7/31/95      20,422            20,450           13,433
    8/31/95      20,679            20,698           13,468
    9/30/95      20,877            20,899           13,494
   10/31/95      21,199            21,170           13,538
   11/30/95      21,529            21,488           13,529
   12/31/95      21,879            21,789           13,521
    1/31/96      22,004            21,932           13,600
    2/29/96      21,541            21,551           13,644
    3/31/96      21,328            21,400           13,714
    4/30/96      21,196            21,280           13,767
    5/31/96      21,183            21,238           13,794
    6/30/96      21,447            21,522           13,802
    7/31/96      21,490            21,580           13,829
    8/31/96      21,411            21,544           13,855
    9/30/96      21,829            21,918           13,899
   10/31/96      22,335            22,405           13,943
   11/30/96      22,797            22,788           13,970
   12/31/96      22,588            22,576           13,970
    1/31/97      22,659            22,646           14,014
    2/28/97      22,766            22,703           14,058
    3/31/97      22,431            22,451           14,093
    4/30/97      22,694            22,788           14,111
    5/31/97      22,932            23,004           14,102
    6/30/97      23,264            23,278           14,120

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.

As worries about higher interest rates persisted in March and April, driving bond prices lower, we deemphasized investments in corporate securities. Having outperformed earlier in the period, we expected corporates to underperform government securities as higher interest rates threatened to slow the economy. By the end of April, it was clear that economic growth and inflation were moderate enough to forestall further increases in interest rates. With the prices for long-term corporates more attractive again, we increased the Portfolio's investments in that sector. We continued to favor debt of financial firms, while adding select bonds of utility companies that provided good investment opportunities.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term
Securities                17.8%

Corporate Bonds           43.8%

Common and Preferred
Stocks                     0.8%

Mortgage-Backed
Securities                14.4%

U.S. Government
Bonds                      6.7%

Foreign Bonds              3.7%

Asset-Backed
Securities                12.8%

Some of the most attractive prices occurred among corporate securities with lower credit ratings. With the economy showing promise for sustained growth, and many corporate issues enjoying rating upgrades, we added positions in issues rated Baa and Ba by Moody's, believing they offered special value for the Portfolio. As always, we kept the Portfolio well-diversified with respect to the credit quality, asset mix and blend of bond maturities.

Preparing for New Price Gains

Added attention to corporates and longer-term issues served the Portfolio well when bond prices rallied in May and June and should continue to enhance returns in coming months. If a healthy combination of moderate growth and benign inflation pushes bond prices higher, we believe corporates and longer-term issues can outperform, since longer-term issues tend to be more responsive to falling interest rates than shorter-term issues, and corporate bonds tend to thrive in a positive economic climate.

Because declining interest rates usually increase home-loan prepayments, we've reduced the Portfolio's investments in mortgage-backed securities slightly. The Portfolio should continue to enjoy strong income from its remaining mortgage-backed issues, as well as its large commitment to corporate bonds and asset-backed securities.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: MOODY'S BOND QUALITY
RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Government/
AAA                42.2%

Aa                  5.2%

A                  19.5%

Baa                18.6%

Ba                 11.6%

B                   2.9%



Money Market Portfolio Review                 LB Series Fund, Inc.

[GRAPHIC OMITTED: PHOTO OF GAIL R. ONAN]

Gail R. Onan was named portfolio manager for the Money Market
Portfolio in January 1994. She has been with Lutheran Brotherhood since 1969. Prior to her appointment as manager of the Portfolio, she served as associate manager for the Portfolio.

Investment Objective: To seek current income with stability of principal by investing in high quality, short-term debt securities.***

Although they fluctuated significantly during the period, short-term yields ended the six-month period nearly unchanged from where they began. When the year started, the annualized yield for three-month U.S. Treasury securities stood at 5.21%. As a strengthening economy prompted the Federal Reserve to preempt inflation with a 0.25% hike in short-term interest rates, three-month Treasury yields hit 5.44% in late March. By the end of June, when slower growth had eased fears of another Fed rate hike, three-month Treasuries were yielding 5.25%.

By adjusting the mix of investments and maturities in the Money Market Portfolio to make the most of these changes, we helped the Portfolio earn a total return of 2.59% for the six months ended June 30, 1997.

Keeping the Portfolio Flexible

Because short-term yields continued to fluctuate, we kept the average maturity of the Portfolio's investments slightly shorter than that for its benchmark in the first months of the year. We believed this positioned us to invest more quickly in higher-yielding instruments when interest rates rose. To achieve this flexibility while maintaining the Portfolio's yield, we balanced money market instruments that matured in 30 days or less with instruments that matured in six to 12 months. Many of the Portfolio's shortest-term investments were floating-rate securities, whose coupons reset frequently.

When it was clear that short-term yields were peaking, we focused more attention on longer-term issues to lock in the higher yields for longer periods. As the spread narrowed between yields for shorter- and longer-maturity issues in May and June, we then gave more attention to intermediate-term securities. Where possible, however, we maintained the slightly longer average maturity for the Portfolio that we'd adopted in April.

We also enhanced the Portfolio's yield by adding investments in taxable municipal paper. These high-quality securities are issued by state and local governments to fund commercial projects. Because they represent a relatively small segment of the money market that few analysts follow, there is a lower demand for these issues. As a result, their prices and yields can be quite attractive.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Certificates
of Deposit                 6.1%

Adjustable Rate
Notes                      3.4%

Other                      0.7%

Commercial
Paper                     89.8%

More Diversification

Throughout the period, we increased the diversity of the Portfolio's investments while maintaining its high quality. We believe such a strategy will be important in coming months, as investors try to predict the direction of the economy and interest rate trends.

With yields lower and the economy growing, we believe money market yields could rise. As a result, we do not plan a further increase in the Portfolio's longer-term holdings. Because money market supplies have been somewhat tight relative to demand, the Portfolio should also benefit from our continued emphasis on issues with good liquidity. This, plus a diverse mix of investments, should help us respond quickly to changing market conditions.

Money Market Portfolio

Annualized Total Returns*
Period Ending 6/30/97
------------------------------------------------------------
10 Years                                               5.74%
------------------------------------------------------------
5 Years                                                4.39%
------------------------------------------------------------
1 Year                                                 5.24%

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.



Footnotes

  *The annualized total returns for the Portfolio reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding for the periods indicated. These returns have not been adjusted for charges associated with the variable life insurance and variable annuity contracts that invest in the portfolios. (For additional information on the charges, costs and benefits associated with the contracts, refer to the contract prospectus or contact your LB representative.) Since performance varies, the annualized total returns, which assume a steady rate of growth, differ from the Portfolios' actual total returns for the years indicated. All returns represent past performance. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

 **International investing has special risks, including currency fluctuation and political volatility.

***Investments in the Money Market Portfolio are neither guaranteed nor insured by the U.S. Government and there is no assurance that the Portfolio will maintain a stable net asset value.

This report must be preceded or accompanied by a current prospectus.




LB SERIES FUND, INC.
Opportunity Growth Portfolio

Portfolio of Investments
June 30, 1996
(unaudited)

    Shares                                                    Value
--------------                                            -------------
                COMMON STOCKS - 85.6% (a)
                Bank & Finance - 9.4%
        83,200  Aames Financial Corp.                        $1,539,200
       352,000  ACC Consumer Finance Corp.                    3,915,999 (b)
        56,600  American General Hospitality Corp.            1,400,849
        52,700  AMRESCO, Inc.                                 1,133,049 (b)
        50,000  Apartment Investment & Management Co.         1,412,499
        15,000  ARM Financial Group, Inc.                       299,999
        17,000  Boston Properties, Inc.                         467,499
        37,500  Cali Realty Corp.                             1,274,999
         9,700  Charter One Financial, Inc.                     522,587
        85,000  Cityscape Financial Corp.                     1,694,687
        50,000  Delta Financial Corp.                           956,250
        57,800  Dime Bancorp, Inc.                            1,011,499
        65,600  First Republic Bancorp, Inc.                  1,525,199
         7,800  FirstFed Financial Corp.                        242,287
        79,200  Great Lakes REIT, Inc.                        1,301,850
        32,000  HealthCare Financial Partners, Inc.             652,000
        56,300  Hibernia Corp., Class A                         784,681
        35,200  Highwoods Properties, Inc.                    1,126,400
        28,100  Imperial Bancorp                                811,388
       102,500  New Century Financial Corp.                   1,486,250
        80,000  Patriot American Hospitality, Inc.            2,040,000
        72,000  Resource Bancshares Mortgage Group, Inc       1,422,000
        80,100  Southern Pacific Funding Corp.                1,331,663
        29,100  Sterling Financial Corp.                        541,988
        70,100  Sunstone Hotel Investors, Inc.                1,016,450
        15,000  TCF Financial Corp.                             740,625
                                                       ----------------
                                                             30,651,897
                                                       ----------------

                Broadcasting - 0.3%
        21,800  Emmis Broadcasting Corp., Class A               951,025
                                                       ----------------

                Building Products & Materials - 2.6%
       380,600  Cameron Ashley Building Products              5,280,825 (b)
       240,000  Dayton Superior Corp., Class A                3,060,000 (b)
                                                       ----------------
                                                              8,340,825
                                                       ----------------

                Computer Software - 9.1%
       118,550  Avant! Corp.                                  3,830,647 (b)
       343,700  AXENT Technologies, Inc.                      5,241,425 (b)
       289,050  DataWorks Corp.                               6,322,969 (b)
        69,600  Infinity Financial Technology, Inc.           1,135,350 (b)
       238,300  Pure Atria Corp.                              3,365,988 (b)
       223,200  Softquad International, Inc.                    195,300 (b)
       121,500  Summit Design, Inc.                             987,188 (b)
       273,900  Sunquest Information Systems, Inc.            4,108,500
        45,000  Technology Modeling Associates, Inc.            613,125
       296,150  Unison Software, Inc.                         2,073,050 (b)
        72,600  Wall Data, Inc.                               1,914,825 (b)
                                                       ----------------
                                                             29,788,367
                                                       ----------------

                Computers & Office Equipment - 0.7%
        15,000  Pierce Leahy Corp                               270,000
        80,000  Premiere Technologies, Inc.                   2,080,000
                                                       ----------------
                                                              2,350,000
                                                       ----------------

                Drugs & Health Care - 13.9%
        93,100  ADAC Labs, Inc.                               2,199,488
         7,300  Advance Paradigm, Inc.                          135,050
       378,050  Alpha-Beta Technology, Inc.                   3,449,706 (b)
       121,000  Amrion, Inc.                                  3,388,000 (b)
       232,800  Amylin Pharmaceuticals, Inc.                  3,201,000 (b)
       281,500  Atrix Laboratories, Inc.                      3,448,375 (b)
       121,300  Bio-Technology General Corp.                  1,637,550
       121,200  Capstone Pharmacy Services, Inc.              1,318,050
        91,100  Cephalon, Inc.                                1,047,650 (b)
       137,400  Cytyc Corp.                                   3,726,975 (b)
       291,200  DepoTech Corp.                                3,967,600 (b)
       288,400  Eclipse Surgical Technologies, Inc.           2,307,200 (b)
       120,500  Hologic, Inc.                                 3,208,313
       108,100  Isis Pharmaceuticals, Inc.                    1,574,206 (b)
       336,300  Matritech, Inc.                               2,333,081 (b)
       141,600  PDT, Inc.                                     5,168,400 (b)
        60,600  Sepracor, Inc.                                1,564,238 (b)
        47,600  STERIS Corp.                                  1,779,050 (b)
                                                       ----------------
                                                             45,453,932
                                                       ----------------

                Electronics - 3.9%
       123,700  Cypress Semiconductor Corp.                   1,793,650 (b)
       132,300  ESS Technology, Inc.                          1,777,781 (b)
        55,200  FSI International, Inc.                         883,200 (b)
       176,000  Integrated Silicon Solution                   1,336,500 (b)
       158,000  Intevac, Inc.                                 1,896,000 (b)
        42,300  Reptron Electronics, Inc.                     1,015,200
        88,400  S3, Inc.                                        972,400 (b)
        91,500  Silicon Valley Group, Inc.                    2,413,313 (b)
        58,900  Trident Microsystems, Inc.                      662,625 (b)
                                                       ----------------
                                                             12,750,669
                                                       ----------------

                Healthcare Management - 8.9%
       159,000  American Oncology Resources, Inc.             2,683,125 (b)
        35,700  CN Biosciences, Inc.                            678,300
       424,850  Complete Management, Inc.                     6,054,113 (b)
       182,700  FPA Medical Management, Inc.                  4,327,706 (b)
       485,450  Home Health Corp. of America, Inc.            4,611,775 (b)
       243,450  Horizon Mental Health Management, Inc.        5,477,625 (b)
       140,000  IRIDEX Corp.                                  1,277,500
        84,800  UroCor, Inc.                                    795,000 (b)
       435,000  U.S. Diagnostic Labs, Inc.                    2,990,625 (b)
                                                       ----------------
                                                             28,895,769
                                                       ----------------
                Leisure &
                Entertainment - 6.6%
       241,750  Cannondale Corp.                              4,291,063 (b)
        74,200  Fairfield Communities, Inc.                   2,494,975 (b)
       191,400  Signature Resorts, Inc.                       6,615,263 (b)
       195,600  Silverleaf Resorts, Inc.                      3,007,350
       186,300  Steiner Leisure Ltd.                          5,193,113
                                                       ----------------
                                                             21,601,764
                                                       ----------------

                Machinery & Equipment - 1.6%
       207,800  Northwest Pipe Co.                            3,818,325
        49,100  Triumph Group, Inc.                           1,522,100 (b)
                                                       ----------------
                                                              5,340,425
                                                       ----------------

                Manufacturing - 2.8%
       225,000  BMC Industries, Inc.                          7,706,250
       181,500  Zomax Optical Media, Inc.                     1,338,563 (b)
                                                       ----------------
                                                              9,044,813
                                                       ----------------

                Oil & Oil Service - 4.7%
        48,100  American Exploration Co.                        703,463
       140,000  Domain Energy Corp.                           1,890,000
        48,500  Forcenergy, Inc.                              1,473,188
        13,000  Hanover Compressor Co.                          253,500
        89,500  Hugoton Energy Corp.                          1,241,813
        55,200  Lomak Petroleum, Inc.                           983,250
        57,700  Marine Drilling Companies, Inc.               1,132,363
         9,000  Nuevo Energy Co.                                369,000
        24,000  Ocean Energy, Inc.                            1,110,000
        36,100  Petroleum Geo-Services ASA                    1,764,388
       135,000  Pool Energy Services Co.                      2,446,875 (b)
        39,500  Pride Petroleum Services, Inc.                  948,000 (b)
        38,400  Swift Energy Co.                                916,800
                                                       ----------------
                                                             15,232,640
                                                       ----------------

                Paper & Forest Products - 0.3%
        72,200  Stone Container Corp.                         1,033,363 (c)
                                                       ----------------

                Pollution Control - 2.3%
       361,300  IDM Environmental Corp.                         700,019 (b)
       190,350  Memtec Ltd., ADR                              5,139,450
       652,300  Recycling Industries, Inc.                    1,263,831 (b)
        28,500  Waterlink, Inc.                                 370,500
                                                       ----------------
                                                              7,473,800
                                                       ----------------

                Restaurants - 0.9%
       120,700  Apple South, Inc.                             1,840,675
        72,000  Boston Chicken, Inc.                          1,008,000
       191,500  New World Coffee                                233,391 (b)
                                                       ----------------
                                                              3,082,066
                                                       ----------------

                Retail - 4.0%
       249,900  Lithia Motors, Inc.                           2,748,900 (b)
       214,450  Movie Gallery, Inc.                           1,367,119 (b)
        71,300  Proffitt's, Inc.                              3,128,288 (b)
       103,700  The North Face, Inc.                          1,892,525
       216,900  Travis Boats & Motors, Inc.                   2,846,813
       232,600  West Coast Entertainment Corp.                1,221,150 (b)
                                                       ----------------
                                                             13,204,795
                                                       ----------------

                Services - 5.2%
        96,000  CORESTAFF, Inc.                               2,592,000
       145,500  Corporate Express, Inc.                       2,100,656
       189,800  Cotelligent Group, Inc.                       2,609,750 (b)
        99,900  F.Y.I., Inc.                                  2,397,600 (b)
        30,000  Intelligroup, Inc.                              288,750
        53,400  MAXIMUS, Inc.                                   954,525
        68,950  Personal Group of America, Inc.               1,986,622 (b)
        59,000  PMT Services, Inc.                              899,750
        16,800  SOS Staffing Services, Inc.                     260,400
        40,000  Staff Leasing, Inc.                             750,000
        72,000  U.S. Office Products Company                  2,200,500
                                                       ----------------
                                                             17,040,553
                                                       ----------------

                Telecommunications Equipment - 4.1%
       154,300  ACE*COMM Corp.                                3,028,138 (b)
       333,900  ACT Networks, Inc.                            4,257,225 (b)
       254,500  Larscom, Inc.                                 2,735,875 (b)
       237,700  Orckit Communications Ltd.                    3,446,650 (b)
                                                       ----------------
                                                             13,467,888
                                                       ----------------

                Telephone & Telecommunications - 3.3%
        31,200  Aerial Communications, Inc.                     265,200
        19,200  American Communications                         139,200
       186,700  LCC International, Inc., Class A              2,940,525 (b)
       120,000  STAR Telecommunications, Inc.                 1,590,000
       335,600  Xpedite Systems, Inc.                         5,789,100 (b)
                                                       ----------------
                                                             10,724,025
                                                       ----------------

                Textiles & Apparel - 1.0%
       770,300  Chaus (Bernard), Inc.                           818,444 (b)
       156,074  Cutter & Buck, Inc.                           2,536,203 (b)
                                                       ----------------
                                                              3,354,647
                                                       ----------------
                Total Common Stocks
                (cost $288,201,936)                         279,783,263
                                                       ----------------

   Principal
    Amount                                                    Value
--------------                                            -------------
                CORPORATE BONDS - 0.4% (a)
      $500,000  Complete Management, Inc., Convertible
                Subordinated Debentures, 8.0%, due
                8/15/2003                                       538,125
     1,000,000  Kushner-Locke Co., Convertible
                Subordinated Debentures, 8.0%,
                due 12/15/2000                                  623,750
                                                       ----------------
                Total Corporate Bonds
                (cost $1,394,348)                             1,161,875
                                                       ----------------

                SHORT-TERM
                SECURITIES - 14.0% (a)
                Commercial Paper - 13.7%
     5,000,000  AVCO Financial Services, Inc., 5.52%,
                due 7/2/1997                                  4,999,233
     5,000,000  CXC, Inc., 5.53%, due 7/16/1997               4,988,479
     2,300,000  Dupont (E.I.) de Nemours, & Co. 5.55%,
                due 7/9/1997                                  2,297,163
    11,400,000  General Electric Capital Corp., 6.18%,
                due 7/1/1997                                 11,400,000
     1,000,000  Heinz (H.J.) Co., 5.58%, due 7/23/1997          996,590
     6,700,000  Oyster Creek Co., 5.6%, due 7/8/1997          6,692,704
     3,175,000  Preferred Receivables Funding Corp.,
                5.56%, due 7/9/1997                           3,171,077
     5,000,000  Sheffield Receivable Corp., 5.5%,
                due 7/10/1997                                 4,993,063
     5,200,000  Toys R Us, Inc., 5.5%, Due 7/17/1997          5,187,289
                                                       ----------------
                                                             44,725,598
                                                       ----------------
                U.S. Government
                Agency - 0.3%
       500,000  Federal National Mortgage Association
                Discount Notes, 5.4%, due 7/7/1997              499,550
                                                       ----------------
                Total Short-Term Securities
                (at amortized cost)                          45,225,148
                                                       ----------------
                Total Investments
                (cost $334,821,432)                        $326,170,286 (d)
                                                       ================

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Opportunity Growth Portfolio.

(b) Currently non-income producing.

(c) Includes stock rights that automatically traded with the stock and had no separate value at June 30, 1997

(d) At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $334,821,432 and the net unrealized depreciation of investments based on that cost was $8,651,146 which is comprised of $25,735,952 aggregate gross unrealized appreciation and $34,387,098 aggregate gross unrealized depreciation.

Abbreviations:
--------------
(ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
World Growth Portfolio

Portfolio of Investments
June 30, 1997
(unaudited)

   Shares                                                     Value
--------------                                            -------------
              ARGENTINA - 0.8% (a)
              COMMON STOCKS
       8,273  Banco de Galicia Buenos Aires
              "B" ADR (USD)                                    $218,201
       8,389  Banco Frances del Rio de la
              Plata ADR (USD)                                   272,642
      72,535  Naviera Perez "B"                                 582,546
         560  Sociedad Comercial del Plata ADR (USD)             20,720 (b)
       2,820  Telecom Argentina Stet "B"                         14,723
         630  Telecom Argentina Stet "B" ADR (USD)               33,075
      16,490  Telefonica de Argentina ADR (USD)                 570,966
       1,370  Transportadora de Gas del Sur ADR (USD)            17,125
      15,430  YPF Sociedad Anonima ADR (USD)                    474,473
                                                       ----------------
              Total Argentina                                 2,204,471
                                                       ----------------

              AUSTRALIA - 1.7% (a)
              COMMON STOCKS
      84,528  Australia Gas & Light                             498,280
      24,000  Australia & New Zealand Banking Group Ltd.        179,566
      34,000  Boral Ltd.                                        107,150
      59,800  Broken Hill Proprietary                           880,512
      35,500  Commonwealth Instalment Receipt Trustee Ltd.      312,425
      43,000  John Fairfax Holdings Ltd.                        102,041
      11,300  Lend Lease Corp.                                  239,119
      16,303  National Australia Bank Ltd.                      233,729
      53,000  National Mutual Holdings Ltd.                      85,717
      72,159  News Corp.                                        346,292
      37,000  Publishing & Broadcasting                         213,356
      31,027  St. George Bank Ltd.                              206,583
      50,700  Western Mining                                    319,943
      30,000  Westpac Banking                                   180,700
      44,000  Woodside Petroleum                                379,084
                                                       ----------------
              Total Australia                                 4,284,497
                                                       ----------------

              AUSTRIA - 0.05% (a)
              COMMON STOCKS
         120  EVN Energie-Versorgung
              Niederoesterreich AG                               15,460
         610  Flughafen Wien                                     25,766
                                                       ----------------
              Total Austria                                      41,226
                                                       ----------------
              BELGIUM - 1.2% (a)
              COMMON STOCKS
       1,973  Credit Communal Holding/Dexia                     211,941
       1,711  Generale de Banque S.A.                           658,626
          81  Generale de Banque S.A., VVPR
              (reduced tax) Strips                                   36
       4,750  Kredietbank                                     1,914,258
         104  UCB                                               329,516
                                                       ----------------
              Total Belgium                                   3,114,377
                                                       ----------------

              BRAZIL - 3.4% (a)
              COMMON STOCKS
       1,030  Brazil Fund (USD)                                  31,672
      23,712  Centrais Eletricas Brasileiras
              S.A. ADR (USD)                                    679,112
       6,360  Companhia Brasileira de
              Distribuicao Grupo Pao
              de Acucar GDR (USD)                               130,380
         320  Companhia Energetica Brasilia (USD)                16,960
      18,848  Companhia Energetica
              Minas Gerais ADR (USD)                            958,892
       4,000  Companhia Siderurgica Nacional (ADR)              130,500
      40,500  Telecomunicacoes Brasilias ADR (USD)            6,145,875
      56,020  Usinas Siderurgicas de
              Minas Gerais ADR (USD)                            616,220
                                                       ----------------
              Total Brazil                                    8,709,611
                                                       ----------------

              CANADA - 0.3% (a)
              COMMON STOCKS
      13,740  Alcan Aluminum                                    471,615
       4,670  Royal Bank of Canada                              211,865
                                                       ----------------
              Total Canada                                      683,480
                                                       ----------------

              CHILE - 0.5% (a)
              COMMON STOCKS
       1,635  Chile Fund (USD)                                   42,714
       8,522  Chilectra ADR (USD)                               253,529
       4,467  Chilgener ADR (USD)                               125,076
       1,473  Chilgener ADR (USD),
              Rights expiring 7/7/97                              3,300 (b)
       7,144  Compania de Telecomunicaciones de
              Chile (ADR)                                       235,752
      10,755  Empresa Nacional de Electric ADR (USD)            242,660
       5,721  Enersis S.A. ADR (USD)                            203,453
       3,474  Santa Isabel (ADR)                                112,037
                                                       ----------------
              Total Chile                                     1,218,521
                                                       ----------------

              CHINA - 0.3% (a)
              COMMON STOCKS
      15,360  Huaneng Power International
              "N" ADR (USD)                                     391,680 (b)
     821,000  Shanghai Petrochemical
              "H" (HKD)                                         197,109
     874,000  Yizheng Chemical Fibre "H" (HKD)                  155,682
                                                       ----------------
              Total China                                       744,471
                                                       ----------------

              CZECH REPUBLIC - 0.05% (a)
              COMMON STOCKS
         700  SPT Telecom a.s.                                   73,409 (b)
                                                       ----------------

              DENMARK - 0.2% (a)
              COMMON STOCKS
       3,314  Den Danske Bank                                   322,421
         807  Tele Danmark "B"                                   41,931
       3,230  Unidanmark "A"                                    181,447
                                                       ----------------
              Total Denmark                                     545,799
                                                       ----------------

              FINLAND - 0.3% (a)
              COMMON STOCKS
       8,960  Oy Nokia "A"                                      669,315
                                                       ----------------

              FRANCE - 7.9% (a)
              COMMON STOCKS
       1,455  Accor                                             217,877
       9,809  Alcatel Alsthom                                 1,228,483
       5,740  Assurances Generales
              de France                                         183,432
       2,893  AXA                                               179,930
       2,570  Canal Plus                                        500,294
       2,772  Carrefour                                       2,013,187
         757  Chargeurs International S.A.                       43,616 (b)
       6,510  Cie de St. Gobain                                 949,354
       1,539  Credit Local de France                            149,796
       2,513  Credit Local de France -
              Dexia France                                      244,599
      25,247  Eaux Cie Generale                               3,234,977
       1,580  GTM Entrepose                                      79,071
       2,880  Guilbert S.A.                                     407,739
       1,260  Havas S.A.                                         90,801
       4,350  Lapeyre                                           288,683
       1,899  Legrand                                           334,451
         824  L'Oreal                                           347,172
       1,337  Pathe S.A.                                        265,275
       3,621  Pinault Printemps Redoute                       1,740,042
         587  Primagaz                                           51,941
         562  Rexel                                             172,520
       9,849  Sanofi                                            965,342
      20,490  Schneider S.A.                                  1,090,624
       3,613  Societe Generale                                  403,309
       9,715  Societe Nationale
              Elf Aquitaine                                   1,048,090
       2,340  Sodexho                                         1,198,132
       9,320  Television Francaise                              832,610
      21,799  Total "B"                                       2,203,380
                                                       ----------------
              Total France                                   20,464,727
                                                       ----------------

              GERMANY - 4.5% (a)
              COMMON STOCKS
       4,890  Allianz AG                                      1,023,365
      30,783  Bayer                                           1,182,889
      18,262  Bayerische Hypotheken - und
              Wechse - Bank                                     546,049
       4,890  Bilfinger & Berger Bau AG                         199,065
         400  Buderas                                           220,171
       7,940  Commerzbank AG                                    224,893
      15,866  Deutsche Bank                                     926,980
      22,618  Deutsche Telekom                                  544,668
      25,767  Gehe AG                                         1,758,083
       6,440  Hoechst AG                                        273,167
         520  Hornbach Baumarkt                                  21,914
         896  Mannesmann                                        399,170
       1,370  Praktiker Bau und Heimwerker Markte                24,351
       4,716  Rhoen Klinikum                                    621,914
       3,090  SAP AG                                            620,091
       1,443  Schering                                          154,179
       4,397  Siemens AG                                        261,057
      29,315  Veba                                            1,647,193
         484  Veba International, Finance
              Warrants Expiring 4/6/98                          169,557 (b)
         423  Volkswagen                                        324,265
                                                       ----------------
                                                             11,143,021
                                                       ----------------

              PREFERRED STOCKS
       1,200  Fielmann                                           35,984
       2,490  Hornbach Holdings AG                              211,295
         160  Krones                                             65,317
       1,117  SAP AG                                            231,841
                                                       ----------------
                                                                544,437
                                                       ----------------
              Total Germany                                  11,687,458
                                                       ----------------

              HONG KONG - 4.0% (a)
              COMMON STOCKS
     247,000  Cathay Pacific Airways                            511,707
      49,000  China Light & Power Co. Ltd.                      277,658
     139,000  Doa Heng Bank Ltd.                                760,729
     492,188  First Pacific                                     628,950
     167,000  Guoco Group                                       879,481
     387,142  Hong Kong Land Holdings (USD)                   1,029,798
     207,000  Hutchison Whampoa                               1,790,172
     312,039  New World Development Co. Ltd.                  1,860,803
     117,000  Swire Pacific "A"                               1,053,367
     329,000  Wharf Holdings                                  1,426,871
                                                       ----------------
              Total Hong Kong                                10,219,536
                                                       ----------------

              ITALY - 2.4% (a)
              COMMON STOCKS
      52,000  Banca Commerciale Italiana                        107,698
      74,580  Banca Fideuram                                    243,763
     330,177  Credito Italiano                                  604,182
     187,827  Ente Nazionale Idrocarburi                      1,063,701
      38,160  IMI SpA                                           343,527
       9,074  Industrie Natuzzi SpA ADR (USD)                   232,521
      47,600  Italgas                                           154,039
      28,729  Mediolanum SpA                                    324,044
      17,600  Rinascente                                         97,808
     135,000  Seat SpA                                           43,529 (b)
      43,800  Seat SpA, RNC                                       9,149 (b)
     167,000  Societa' Finaziaria Telefonica SpA                972,775
     143,827  Telecom Italia                                    430,744
     430,400  Telecom Italia Mobile                           1,392,823
      72,000  Telecom Italia Mobile RNC                         128,785
                                                       ----------------
              Total Italy                                     6,149,088
                                                       ----------------

              JAPAN - 23.8% (a)
              COMMON STOCKS
       3,740  Advantest Corp.                                   287,140
      23,000  Alps Electric                                     321,061
      73,000  Amada                                             643,256
     114,000  Canon                                           3,103,123
      45,000  Citizen Watch Co.                                 347,060
      54,000  Dai Nippon Screen
              Manufacturing Co. Ltd.                            508,812
       8,000  Daifuku                                           105,392
      74,000  Daiichi Pharmaceutical                          1,304,135
      91,000  Daiwa House                                     1,111,499
         140  DDI Corp.                                       1,033,327
         217  East Japan Railway                              1,113,209
      15,100  Fanuc                                             579,654
     118,000  Hitachi                                         1,317,746
      95,000  Hitachi Zosen                                     377,944
       6,000  Honda Motor Co.                                   180,597
      25,000  Inax                                              187,140
      21,000  Ishihara Sangyo Kaisha                             62,110 (b)
      29,000  Ito-Yokado                                      1,682,516
      49,000  Kao Corp.                                         679,724
       3,000  Kawada Industries                                  13,453
      33,000  Kokuyo                                            892,514
      90,000  Komatsu                                           730,239
      25,000  Komori                                            593,265
      33,000  Kumagai Gumi                                       54,990
      77,000  Kuraray                                           765,835
      36,000  Kyocera                                         2,858,140
      48,000  Makita                                            703,542
      73,000  Marui                                           1,356,570
     103,000  Matsushita Electric Industrial                  2,075,816
      55,000  Mitsubishi                                        686,180
     307,000  Mitsubishi Heavy Industries                     2,354,327
      23,000  Mitsubishi Paper Mills                             89,897
     156,000  Mitsui Fudosan                                  2,150,410
      16,000  Mitsui Petrochemical Industries                    77,055
      35,000  Murata Manufacturing                            1,392,427
      13,000  National House Industrial                         171,262
     203,000  NEC                                             2,833,712
      96,000  Nippon Denso                                    2,294,888
       9,000  Nippon Hodo                                        77,814
     436,000  Nippon Steel                                    1,392,218
          95  Nippon Telegraph & Telecom                        911,708
     107,000  Nomura Securities                               1,474,961
      36,000  Pioneer Electronic                                873,146
       4,000  Sangetsu Co. Ltd.                                  85,151
      70,000  Sankyo                                          2,351,248
       7,500  Sega Enterprises                                  248,648
     107,000  Sekisui Chemical                                1,082,883
      65,000  Sekisui House                                     657,826
       9,000  Seven-Eleven Japan                                679,986
     100,000  Sharp                                           1,378,468
      58,300  Shin-Etsu Chemical                              1,546,257
      12,000  Shiseido Co. Ltd.                                 197,871
      25,500  Sony                                            2,222,518
     131,000  Sumitomo                                        1,245,769
     148,000  Sumitomo Electric                               2,479,149
      36,000  Sumitomo Forestry                                 395,742
      25,000  TDK                                             1,834,322
     150,000  Teijin                                            706,683
      23,000  Tokio Marine & Fire Insurance                     300,995
      13,900  Tokyo Electronics                                 664,561
      22,300  Tokyo Steel Manufacturing                         249,032
      49,000  Toppan Printing                                   769,499
      34,000  Uny Co.                                           664,456
       8,400  Yurtec                                             97,470
                                                       ----------------
              Total Japan                                    61,628,348
                                                       ----------------

              MALAYSIA - 1.3% (a)
              COMMON STOCKS
     113,000  Affin Holdings BHD                                268,621
     156,000  Commerce Asset Holdings BHD                       411,014
      19,500  Commerce Asset Holdings BHD,
              Rights expiring 7/23/1997                           3,013 (b)
      31,200  Commerce Asset Holdings
              BHD, Rights expiring 7/23/1997                      1,113 (b)
     284,000  Multi-Purpose Holdings BHD,
              Rights expiring 1/13/2002                          95,642 (b)
     429,000  Renong BHD                                        560,895
       7,400  Renong BHD - 4% ICULS Rights                        2,345 (b)
     133,000  Technology Resources Industries BHD               228,693 (b)
     128,000  Time Engineering BHD                              193,724
     216,000  United Engineers                                1,557,528
                                                       ----------------
              Total Malaysia                                  3,322,588
                                                       ----------------

              MEXICO - 1.6% (a)
              COMMON STOCKS
      75,000  Cementos de Mexico ADR (USD)                      656,250
      17,850  Cemex "B"                                          86,920
     262,783  Cifra "B" ADR (USD)                               471,695
      55,436  Gruma "B"                                         258,085 (b)
      11,260  Gruma S.A. GDR (USD)                              222,385 (b)
       7,260  Grupo Embotellador de Mexico                       15,036
         700  Grupo Financiero Banamex Accival "L"                1,656
      84,680  Grupo Financiero Banamex "B"                      217,360
     140,062  Grupo Industrial Maseca "B"                       153,324
       1,600  Grupo Televisa GDR (USD)                           48,600 (b)
      74,408  Kimberly-Clark Mexico "A"                         299,598
      19,020  Panamerican Beverages "A" ADR (USD)               625,283
      23,435  Telefonos de Mexico "L" ADR (USD)               1,119,021
                                                       ----------------
              Total Mexico                                    4,175,213
                                                       ----------------

              NETHERLANDS - 10.4% (a)
              COMMON STOCKS
      63,096  ABN Amro Holdings N.V.                          1,176,481
      14,016  Ahold                                           1,182,459
       1,640  Akzo Nobel                                        224,749
       4,520  Baan Co. NV                                       311,315 (b)
      21,779  CSM                                             1,091,779
     193,419  Elsevier                                        3,232,026
      19,815  Fortis Amev N.V.                                  882,282
       5,642  Gucci Group N.V. (USD)                            363,204
       4,514  Hagemeyer N.V.                                    233,185
      64,562  ING Groep N.V.                                  2,976,647
      14,975  ING Groep N.V., Stock Warrants                    172,492 (b)
       8,490  Koninklijke PTT Nederland                         333,043
       3,140  Nutricia                                          495,899
       1,940  Otra N.V.                                          31,133
      32,005  Polygram                                        1,679,411
     122,168  Royal Dutch Petroleum                           6,354,553
       9,310  Unilever                                        1,959,800
      37,157  Wolters Kluwer                                  4,524,185
                                                       ----------------
              Total Netherlands                              27,224,643
                                                       ----------------

              NEW ZEALAND - 0.5% (a)
              COMMON STOCKS
      74,000  Air New Zealand Ltd.                              226,190
      33,100  Carter Holt Harvey                                 85,661
      72,000  Fletcher Challenge Building                       216,654
       3,000  Fletcher Challenge Energy                           9,068
     156,889  Fletcher Challenge Forests Division               228,053
       3,000  Fletcher Challenge
              Forests Division, New Shares                        4,279 (b)
      38,000  Fletcher Challenge Paper                           92,147
      54,000  Telecom Corp. of New Zealand                      275,096
      14,000  Tranz Rail Holdings Ltd.                           79,880
                                                       ----------------
              Total New Zealand                               1,217,028
                                                       ----------------

              NORWAY - 1.7% (a)
              COMMON STOCKS
       2,120  Bergesen "A"                                       50,185
      41,834  Norsk Hydro                                     2,277,434
      27,035  Orkla "A"                                       1,995,570
       6,910  Saga Petroleum "B"                                120,679
                                                       ----------------
              Total Norway                                    4,443,868
                                                       ----------------

              PANAMA - 0.05% (a)
              COMMON STOCKS
       1,676  Banco Latinoamericano de
              Exportaciones S.A. "E"                             72,278
                                                       ----------------
              PERU - 0.1% (a)
              COMMON STOCKS
       4,080  Credicorp Ltd.                                     89,760
       6,361  Telefonica del Peru S.A. ADR (USD)                166,579
                                                       ----------------
              Total Peru                                        256,339
                                                       ----------------

              PHILIPPINES - 0.3% (a)
              COMMON STOCKS
      13,600  Philippine Long Distance
              Telephone Company                                 440,856
      52,250  Philippine National Bank                          354,593
                                                       ----------------
              Total Philippines                                 795,449
                                                       ----------------

              PORTUGAL - 0.4% (a)
              COMMON STOCKS
      13,650  Jeronimo Martins                                  953,507
                                                       ----------------

              RUSSIA - 0.05% (a)
              COMMON STOCKS
       2,280  Gazprom ADR (USD)                                  39,216
                                                       ----------------

              SINGAPORE - 1.9% (a)
              COMMON STOCKS
      35,000  City Developments Ltd.                            342,729
      93,000  DBS Land                                          294,020
      22,000  Development Bank of Singapore                     276,981
      34,400  Fraser & Neave Ltd.                               245,422
       1,500  Keppel "A"                                          6,505 (b)
       6,000  Keppel                                             26,649
      15,600  Oversea - Chinese Banking Corp. Ltd.              161,489
     111,000  Overseas Union Bank                               690,984
      22,200  Overseas Union Bank Rights expiring 7/2/97         30,900 (b)
      92,000  Singapore Land                                    418,270
      47,000  Singapore Press                                   946,772
     162,000  United Industrial                                 122,375
     111,000  United Overseas Bank                            1,141,288
      67,000  Wing Tai Holdings Ltd. - Preference Shares        193,076
                                                       ----------------
              Total Singapore                                 4,897,460
                                                       ----------------

              SOUTH KOREA - 0.5% (a)
              COMMON STOCKS
      20,300  Korea Electric Power Corp. ADR (USD)              379,356
      53,991  Korea Equity Fund (USD)                           796,368
       1,188  Samsung Electronics GDR (USD)                      68,904 (b)
                                                       ----------------
              Total South Korea                               1,244,628
                                                       ----------------

              SPAIN - 2.3% (a)
              COMMON STOCKS
       3,380  Banco Bilbao Vizcaya, S.A.                        274,575
       2,945  Banco Popular Espanol                             721,510
      37,050  Banco Santander SA                              1,141,547
       8,790  Centros Comerciales Pryca                         190,296
       6,362  Corporacion Bancaria de Espana S.A.               356,203
       8,331  Empresa Nacional de Electridad                    699,386
       2,656  Gas Natural                                       580,228
      52,270  Iberdrola                                         659,804
      10,395  Repsol S.A.                                       439,503
          41  Sociedade General de Aguas de Barcelona             1,656 (b)
      33,677  Telefonica de Espana                              973,628
                                                       ----------------
              Total Spain                                     6,038,336
                                                       ----------------

              SWEDEN - 2.9% (a)
              COMMON STOCKS
      34,800  ABB AB                                            488,113
     149,600  Astra AB                                        2,639,829
      18,290  Atlas Copco "B"                                   477,614
      15,175  Electrolux "B"                                  1,094,648
       2,000  Esselte "B"                                        47,056
       6,582  Granges AB                                         87,215 (b)
      36,500  Hennes & Mauritz AB                             1,283,434
      10,500  Nordbanken AB                                     354,276
       4,860  Sandvik "A"                                       137,906
      26,010  Sandvik "B"                                       738,051
       2,720  Scribona "B"                                       31,646
                                                       ----------------
              Total Sweden                                    7,379,788
                                                       ----------------

              SWITZERLAND - 6.2% (a)
              COMMON STOCKS
       1,640  ABB AG                                          2,482,466
       3,877  Adecco S.A.                                     1,487,068
       2,988  Ciba Specialty Chemicals AG                       276,288 (b)
       2,900  Credit Suisse Group                               372,431
       2,055  Nestle                                          2,710,911
       3,128  Novartis AG                                     5,000,515
         334  Roche Holdings                                  3,020,870
       3,096  Schwizerischer Bankverein                         828,074
                                                       ----------------
              Total Switzerland                              16,178,623
                                                       ----------------

              THAILAND - 0.1% (a)
              COMMON STOCKS
       7,950  Advanced Information Service
              plc (Foreign Registered)                           69,357
      17,470  Bangkok Bank                                      120,041
       6,830  Siam Cement                                       118,118
                                                       ----------------
              Total Thailand                                    307,516
                                                       ----------------

              UNITED KINGDOM - 14.9% (a)
              COMMON STOCKS
      80,000  Abbey National                                  1,092,437
     105,066  Argos plc                                         953,568
     287,000  Asda Group                                        592,647
      62,000  BG plc                                            227,147
      81,000  British Petroleum                               1,007,624
     195,000  Cable & Wireless                                1,786,035
     126,225  Cadbury Schweppes                               1,126,686
     190,800  Caradon plc                                       638,656
      62,000  Centrica plc                                       75,371 (b)
      39,000  Coats Viyella                                      81,833
      68,000  Compass Group                                     760,976
     114,000  David S. Smith                                    356,907
      57,000  Electrocomponents                                 424,302
       8,000  GKN                                               137,221
     133,500  Glaxo Wellcome                                  2,762,297
      11,000  Heywood Williams Group                             37,553
      37,000  Hillsdown Holdings                                104,439
      24,000  John Laing "A"                                    148,878
     186,000  Kingfisher                                      2,112,468
     341,000  National Westminster Bank                       4,585,532
     125,000  Rank Group plc                                    792,059
     347,000  Reed International plc                          3,351,585
      57,000  Rolls Royce                                       217,372
      88,000  RTZ                                             1,533,609
     167,000  Safeway plc                                       966,416
     471,000  Shell Transport & Trading                       3,215,863
     289,700  SmithKline Beecham                              5,333,349
      96,000  T & N                                             228,613
     118,000  Tesco                                             729,036
     367,700  Tomkins                                         1,592,061
     149,000  United News & Media                             1,728,225
                                                       ----------------
              Total United Kingdom                           38,700,765
                                                       ----------------

              VENEZUELA - 0.1% (a)
              COMMON STOCKS
       4,200  Compania Anonima Nacional Telefonos de
              Venezuela ADR (USD)                               181,125
                                                       ----------------

   Principal
    Amount
--------------

              SHORT-TERM
              SECURITIES - 3.3% (a)
              Commercial Paper - 2.0%
$    150,000  Hyundai Motor Finance Co., 5.6%,
              due 7/7/1997 (USD)                                149,860
   5,000,000  Triple A One Funding Corp., 5.6%,
              due 7/9/1997 (USD)                              4,993,778
                                                       ----------------
                                                              5,143,638
                                                       ----------------

              Government Agency - 1.3%
   3,300,000  Federal National Mortgage Association
              Discount Notes, 5.6%,
              due 7/1/1997 (USD)                              3,300,000
                                                       ----------------
              Total Short-Term Securities                     8,443,638
                                                       ----------------
              Total Investments                            $258,310,342 (c,d)
                                                       ================

Notes to Portfolio of Investments:
---------------------------------
(a) The categories of investments are shown as a percentage of total investments of the World Growth Portfolio.

(b) Currently non-income producing.

(c) Security Classification:
                                                      Percentage of
                            Cost           Value        Portfolio
                        ------------   ------------   -------------
Common Stocks &
Warrants                $218,504,815   $249,322,267       96.5%
Preferred Stocks             467,665        544,437        0.2%
Short-Term                 8,443,638      8,443,638        3.3%
                        ------------   ------------      ------
  Total Investments     $227,416,118   $258,310,342      100.0%
                        ============   ============      ======

(d) At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $227,416,118 and the net unrealized appreciation of investments based on that cost was $30,894,224 which is comprised of $35,871,521 aggregate gross unrealized appreciation and $4,977,297 aggregate gross unrealized depreciation.

Abbreviations:
--------------
(ADR) -- American Depository Receipts
(GDR) -- Global Depository Receipts
(HKD) -- Denominated in Hong Kong Dollars
(USD) -- Denominated in U.S. Dollars

The accompanying notes are an integral part of the Financial Statements.





LB SERIES FUND, INC.
Growth Portfolio

Portfolio of Investments
June 30, 1997
(unaudited)


    Shares                                                     Value
--------------                                            -------------

              COMMON STOCKS - 92.0% (a)
              Aerospace - 1.5%
     300,000  Boeing Co.                                    $15,918,749
     174,200  United Technologies Corp.                      14,458,599
                                                       ----------------
                                                             30,377,348
                                                       ----------------

              Airlines - 0.3%
     238,200  Southwest Airlines Co.                          6,163,424
                                                       ----------------

              Automotive - 0.7%
     273,200  General Motors Corp.                           15,213,824
                                                       ----------------

              Bank & Finance - 15.0%
      83,000  Ace Ltd.                                        6,131,624
     242,000  American Express Co.                           18,028,999
     200,000  American International Group, Inc.             29,874,999
     297,500  Bank of New York Co., Inc.                     12,941,249
     263,400  BankAmerica Corp.                              17,005,762
     224,600  Barnett Banks, Inc.                            11,791,499
      96,900  BB&T Corp.                                      4,360,499
     223,000  Chase Manhattan Corp.                          21,644,937
     205,100  Citicorp                                       24,727,368
     183,400  Crestar Financial Corp.                         7,129,674 (c)
     625,000  Federal National Mortgage Association          27,265,624
     215,400  First Bank System, Inc.                        18,389,774
     219,600  First Chicago NBD Corp.                        13,285,799
     133,500  Fleet Financial Group, Inc.                     8,443,874
     173,800  Great Lakes REIT, Inc.                          2,856,837
     193,200  Great Western Financial Corp.                  10,384,499
     394,700  Hibernia Corp., Class A                         5,501,130
     138,100  Household International, Inc.                  16,218,119
     278,300  Lehman Brothers Holdings, Inc.                 11,271,150
     115,000  Provident Companies, Inc.                       6,152,500
     176,000  Salomon, Inc.                                   9,790,000
     181,900  Stewart Enterprises, Inc.                       7,639,800
     127,500  Summit Bancorp                                  6,390,938
      60,100  The Hartford Financial Services Group, Inc.     4,973,275
     160,300  Washington Mutual, Inc.                         9,577,925
                                                       ----------------
                                                            311,777,854
                                                       ----------------

              Broadcasting - 0.7%
     131,300  Cox Radio, Inc., Class A                        3,364,563 (b)
     119,500  Grupo Televisia S.A.                            3,629,813 (b)
     333,000  Tele-Communications, Inc.,
              Liberty Media Group, Series A                   7,908,750 (b)
                                                       ----------------
                                                             14,903,126
                                                       ----------------

              Chemicals - 3.7%
     163,900  Air Products & Chemicals, Inc.                 13,316,875
     315,000  E.I. du Pont de Nemours and Co.                19,805,625
     118,300  Great Lakes Chemical Corp.                      6,195,963
     287,900  Monsanto Co.                                   12,397,694
     295,600  Praxair, Inc.                                  16,553,600
     146,300  W.R. Grace & Company                            8,064,788
                                                       ----------------
                                                             76,334,545
                                                       ----------------

              Computer Software - 5.2%
      91,700  America Online, Inc.                            5,100,813 (b)
     210,900  Autodesk, Inc.                                  8,080,106
     250,000  BMC Software, Inc.                             13,843,750 (b)
      73,500  Check Point Software Technologies Ltd.          1,718,063 (b)
     197,300  Computer Associates
              International, Inc.                            10,987,144
     237,300  DataWorks Corp.                                 5,190,938 (b)
     175,000  Microsoft Corp.                                22,115,625 (b)
     422,000  Oracle Corp.                                   21,258,250 (b)
     193,500  PeopleSoft, Inc.                               10,207,125 (b)
     150,000  Pure Atria Corp.                                2,118,750 (b)
     201,800  Sterling Commerce, Inc.                         6,634,175 (b)
                                                       ----------------
                                                            107,254,739
                                                       ----------------

               Computers & Office
               Equipment - 5.5%
      191,200  Avery Dennison Corp.                           7,671,900
       91,900  Bay Networks, Inc.                             2,441,094 (b)
      376,000  Cisco Systems, Inc.                           25,239,000
      100,000  Electronics for Imaging, Inc.                  4,725,000 (b)
      201,400  General Instrument Corp.                       5,035,000 (b)
      203,100  Hewlett Packard Co.                           11,373,600
      309,000  International Business Machines               27,867,938
      165,500  Iomega Corp.                                   3,289,313 (b)
      154,600  Premiere Technologies, Inc.                    4,019,600
      271,200  Sun Microsystems, Inc.                        10,093,725 (b)
      170,100  Xerox Corp.                                   13,416,638
                                                       ----------------
                                                            115,172,808
                                                       ----------------

              Conglomerates - 3.7%
     265,100  AlliedSignal, Inc.                             22,268,400
     147,200  Dover Corp.                                     9,052,800
     239,200  Honeywell, Inc.                                18,149,300
     155,000  Minnesota Mining & Manufacturing Co.           15,810,000
     200,000  Tyco International Ltd.                        13,912,500
                                                       ----------------
                                                             79,193,000
                                                       ----------------

              Drugs & Health Care - 10.2%
     315,000  Abbott Laboratories                            21,026,250
     175,000  Alpha-Beta Technology, Inc.                     1,596,875 (b)
      20,000  Amgen, Inc.                                     1,162,500 (b)
     139,300  Baxter International, Inc.                      7,278,425
     300,500  Becton, Dickinson & Co.                        15,212,813
     486,500  Biochem Pharma, Inc.                           10,824,625 (b)
     205,600  Biogen, Inc.                                    6,964,700 (b)
     236,800  Centocor, Inc.                                  7,355,600 (b)
     161,700  Cephalon, Inc.                                  1,859,550 (b)
     226,900  Eli Lilly & Co.                                24,803,006
     261,100  Johnson & Johnson                              16,808,313
     316,900  Merck & Co., Inc.                              32,799,150
      97,200  PDT, Inc.                                       3,547,800 (b)
     213,300  Pfizer, Inc.                                   25,489,350
     145,800  Schering-Plough Corp.                           6,980,175
     103,600  STERIS Corp.                                    3,872,050 (b)
     200,000  Warner-Lambert Co.                             24,850,000
                                                       ----------------
                                                            212,431,182
                                                       ----------------

              Electrical Equipment - 1.5%
     466,500  General Electric Co.                           30,497,438
                                                       ----------------

              Electronics - 4.4%
      82,800  ASE Test Ltd.                                   3,498,300 (b)
     277,700  Cypress Semiconductor Corp.                     4,026,650 (b)
     147,000  Intel Corp.                                    20,846,438
     101,000  Linear Technology Corp.                         5,226,750
      68,800  Maxim Integrated Products, Inc.                 3,913,000 (b)
     266,100  Motorola, Inc.                                 20,223,600
     215,400  National Semiconductor Corp.                    6,596,625 (b)
     170,100  Nokia Corp., ADR                               12,544,875
     106,300  Silicon Valley Group, Inc.                      2,803,663 (b)
     128,200  Synopsys, Inc.                                  4,711,350
     124,100  Xilinx, Inc.                                    6,088,656 (b)
                                                       ----------------
                                                             90,479,907
                                                       ----------------

              Food & Beverage - 2.8%
     249,600  Coca-Cola Co.                                  16,848,000
     500,000  PepsiCo, Inc.                                  18,781,250
      62,500  Ralston-Ralston Purina Group                    5,136,719
     431,700  Sara Lee Corp.                                 17,969,513
                                                       ----------------
                                                             58,735,482
                                                       ----------------

              Healthcare
              Management - 1.7%
     222,600  Beverly Enterprises, Inc.                       3,617,250 (b)
     205,900  FPA Medical Management, Inc.                    4,877,256 (b)
     185,000  Oxford Health Plans, Inc.                      13,273,750 (b)
     249,400  United Healthcare Corp.                        12,968,800
                                                       ----------------
                                                             34,737,056
                                                       ----------------

              Household Products - 4.6%
     163,000  Avon Products, Inc.                            11,501,688
     104,400  Clorox Co.                                     13,780,800
     140,000  Colgate Palmolive Co.                           9,135,000
     322,500  Dial Corp.                                      5,039,063
     240,000  Gillette Co.                                   22,740,000
     182,600  Procter & Gamble Co.                           25,792,250
      35,000  Unilever N.V., ADR                              7,630,000
                                                       ----------------
                                                             95,618,801
                                                       ----------------

              Leisure &
              Entertainment - 3.0%
     256,600  Disney (Walt) Co.                              20,592,150
     282,900  HFS, Inc.                                      16,408,200 (b)
     505,900  Host Marriott Corp.                             9,011,344 (b)
     131,800  Signature Resorts, Inc.                         4,555,338 (b)
     236,600  Time Warner, Inc.                              11,415,950
                                                       ----------------
                                                             61,982,982
                                                       ----------------

              Machinery &
              Equipment - 2.5%
     178,800  AGCO Corp.                                      6,425,625
     115,200  Case Corp.                                      7,934,400
     160,000  Cummins Engine Co., Inc.                       11,290,000
     295,000  Deere & Co.                                    16,188,125
     175,100  Lear Corp.                                      7,770,063 (b)
      50,900  Magna International, Inc.                       3,063,544
                                                       ----------------
                                                             52,671,757
                                                       ----------------

              Manufacturing - 0.4%
     134,000  BMC Industries, Inc.                            4,589,500
     119,500  Speedfam International, Inc.                    4,287,063 (b)
                                                       ----------------
                                                              8,876,563
                                                       ----------------

              Mining & Metals - 0.7%
     200,000  Aluminum Co. of America                        15,075,000
                                                       ----------------

              Oil & Oil Service - 6.9%
     178,500  Apache Corp.                                    5,801,250
     350,900  Baker Hughes, Inc.                             13,575,444
     250,500  British Petroleum Co., plc                     18,756,188
     178,300  Chevron Corp.                                  13,183,056
      97,400  Falcon Drilling Co., Inc.                       5,612,675 (b)
     260,500  Halliburton Co.                                20,644,625
     209,200  Mobil Corp.                                    14,617,850
     101,400  Noble Drilling Corp.                            2,287,838 (b)
     193,700  Santa Fe International Corp.                    6,585,800 (b)
     187,600  Sun Company, Inc.                               5,815,600
     205,300  Texaco, Inc.                                   22,326,375
      82,600  Total SA                                        4,181,625
     135,600  Triton Energy Ltd., Class A                     6,212,175 (b)
     138,000  Ultramar Diamond Shamrock Corp.                 4,502,250
                                                       ----------------
                                                            144,102,751
                                                       ----------------

              Paper & Forest Products - 0.9%
     155,100  Champion International Corp.                    8,569,275
     328,200  Stone Container Corp.                           4,697,363 (c)
      78,300  Willamette Industries, Inc.                     5,481,000 (c)
                                                       ----------------
                                                             18,747,638
                                                       ----------------

              Photography - 0.5%
     122,500  Eastman Kodak Co.                               9,401,875
                                                       ----------------

              Pollution Control - 0.6%
     321,900  USA Waste Services, Inc.                       12,433,388 (b)
                                                       ----------------

              Restaurants - 0.3%
     221,000  Applebee's International, Inc.                  5,911,750
                                                       ----------------

              Retail - 5.7%
     238,100  American Stores Co.                            11,756,188
     350,000  Borders Group, Inc.                             8,443,750 (b)
     270,600  CompUSA, Inc.                                   5,817,900 (b)
     293,500  CVS Corp.                                      15,041,875
     123,300  Dole Food, Inc.                                 5,271,075
     131,100  Eagle Hardware & Garden, Inc.                   2,998,913 (b)
     348,300  Federated Department Stores                    12,103,425 (b)
     201,500  General Nutrition Companies                     5,642,000 (b)
     119,500  Kmart Corp.                                     1,463,875
     426,500  Kroger Co.                                     12,368,500 (b)
     174,500  Movie Gallery, Inc.                             1,112,438 (b)
      69,800  Proffitt's, Inc.                                3,062,475 (b)
     299,500  Safeway, Inc.                                  13,814,438 (b)
      58,400  Talbots, Inc.                                   1,985,600
     500,000  Wal-Mart Stores, Inc.                          16,906,250
                                                       ----------------
                                                            117,788,702
                                                       ----------------

              Services - 2.2%
     332,892  AccuStaff, Inc.                                 7,885,379 (b)
     175,000  Computer Sciences Corp.                        12,621,875 (b)
     545,440  First Data Corp.                               23,965,270
                                                       ----------------
                                                             44,472,524
                                                       ----------------

              Telecommunications
              Equipment - 2.3%
     169,200  ACT Networks, Inc.                              2,157,300 (b)
     349,500  ADC Telecommunications, Inc.                   11,664,563 (b)
      93,000  Ascend Communications, Inc.                     3,661,875 (b)
     205,442  Lucent Technologies, Inc.                      14,804,664 (b)
     277,000  Tellabs, Inc.                                  15,477,375 (b)
                                                       ----------------
                                                             47,765,777
                                                       ----------------

              Telephone &
              Telecommunications - 4.5%
     206,400  AirTouch Communications, Inc.                   5,650,200 (b)
     301,300  Ameritech Corp.                                20,469,569
     129,000  AT&T Corp.                                      4,523,063
     372,500  BellSouth Corp.                                17,274,688
      66,700  Cincinnati Bell, Inc.                           2,101,050
     252,000  LCI International, Inc.                         5,512,500 (b)
     327,500  MobileMedia Corp., Class A                         61,406 (b)
     357,900  SBC Communications, Inc.                       22,145,063
     466,800  WorldCom, Inc.                                 14,937,600 (b)
                                                       ----------------
                                                             92,675,139
                                                       ----------------
              Total Common Stock
              (cost $1,633,351,145)                       1,910,796,380
                                                       ----------------

   Principal
    Amount
--------------

              CORPORATE
              BONDS - 0.2% (a)
  $6,250,000  Broadband Technologies, Inc.,
              Convertible Subordinated Notes,
              5.0% due 5/15/2001 (cost $6,249,273)            4,664,063
                                                       ----------------

              U.S. GOVERNMENT - 0.001% (a)
     300,000  U.S. Treasury Notes, 8.75%,
              due 10/15/1997 (cost $300,673)                    302,813
                                                       ----------------

              SHORT-TERM
              SECURITIES - 7.8% (a)
              Commercial Paper - 7.5%
  20,000,000  American Express Credit Corp., 5.52%,
              due 7/10/1997                                  19,972,400
   4,800,000  Assets Securitization Corp., 5.6%,
              due 7/28/1997                                   4,779,840
  17,600,000  Ciesco L P, 5.5%, due 7/18/1997                17,554,289
   2,400,000  Ciesco L P, 5.52%, due 7/18/1997                2,393,744
     900,000  General Electric Capital Corp., 5.53%,
              due 7/23/1997                                     896,959
   4,550,000  General Electric Capital Corp., 5.54%,
              due 7/23/1997                                   4,534,596
  16,400,000  General Electric Capital Corp., 5.55%,
              due 7/23/1997                                  16,344,377
  10,000,000  Great Lakes Chemical Corp., 5.52%,
              due 7/14/1997                                   9,980,067
  40,000,000  Koch Industries, Inc. 6.08%,
              due 7/1/1997                                   40,000,000
  20,000,000  Sheffield Receivables Corp., 5.57%,
              due 7/3/1997                                   19,993,811
  10,000,000  Unilever Capital Corp., 5.65%,
              due 7/8/1997                                    9,989,014
  10,000,000  USAA Capital Corp., 5.5%, due 7/16/1997         9,977,083
                                                       ----------------
                                                            156,416,180
                                                       ----------------

              U.S. Government
              Agency - 0.3%
   5,600,000  Federal Home Loan Bank Discount Notes,
              5.415%, due 7/25/1997                           5,579,784
                                                       ----------------
              Total Short-Term Securities
              (at amortized cost)                           161,995,964
                                                       ----------------
              Total Investments
              (cost $1,801,897,055)                       2,077,759,220 (d)
                                                       ================

Notes to Portfolio of Investments:
---------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Growth Portfolio.

(b) Currently non-income producing.

(c) Includes stock rights that automatically traded with the stock and had no separate value at June 30, 1997.

(d) At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $1,801,897,055 and the net unrealized appreciation of investments based on that cost was $275,862,165 which is comprised of $301,988,519 aggregate gross unrealized appreciation and $26,126,354 aggregate gross unrealized depreciation.

Abbreviations:
--------------

(ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
High Yield Portfolio

Portfolio of Investments
June 30, 1997
(unaudited)

     Principal                                                                                        Maturity
      Amount                                                                                 Rate       Date         Value
----------------                                                                            ------ -------------- ------------

                CORPORATE BONDS - 79.6% (a)
                Airlines - 1.0%
$    4,200,000  Northwest Airlines, Inc., Notes                                               8.7%     3/15/2007    $4,326,692
     3,000,000  Northwest Airlines, Inc., Notes                                             8.375%     3/15/2004     3,045,905
     4,500,000  U.S. Air, Inc., Sr. Secured Equipment Trust, Series 1993-A-3               10.375%      3/1/2013     4,938,749
                                                                                                                 -------------
                                                                                                                    12,311,346
                                                                                                                 -------------

                Automotive - 1.0%
     7,200,000  Chief Auto Parts, Inc., Sr. Notes                                            10.5%     5/15/2005     7,253,999
     7,050,000  Exide Corp., Convertible Sr. Subordinated Notes                               2.9%    12/15/2005     4,379,812
                                                                                                                 -------------
                                                                                                                    11,633,811
                                                                                                                 -------------

                Bank & Finance - 7.7%
     7,250,000  AmeriCredit Corp., Sr. Notes                                                 9.25%      2/1/2004     7,141,249
     4,750,000  Chevy Chase Savings Bank, Subordinated Debentures                            9.25%     12/1/2005     4,749,999
     7,800,000  Dollar Financial Group, Inc., Sr. Notes, Series A                          10.875%    11/15/2003     8,384,999
    11,850,000  First Nationwide Holdings, Inc., Sr. Notes                                   12.5%     4/15/2003    13,360,875
     3,896,000  HomeSide, Inc., Sr. Secured Second Priority Bonds, Series B                 11.25%     5/15/2003     4,548,580
     8,400,000  Integon Capital I, Capital Securities                                       10.75%     2/15/2027    10,248,000
     7,300,000  Mego Mortgage Corp., Sr. Subordinated Notes                                  12.5%     12/1/2001     7,281,750
     4,800,000  Residential Reinsurance Ltd., Notes                                       11.4475%    12/15/2008     4,824,000 (e)
     5,400,000  Riggs Capital Trust II, Trust Preferred Securities, Series C                8.875%     3/15/2027     5,441,213
     2,010,000  Trizec Finance Ltd., Sr. Notes                                             10.875%    10/15/2005     2,271,300
     6,950,000  Veritas Holdings GMBH, Sr. Notes                                            9.625%    12/15/2003     7,193,250
     7,500,000  Williams Scotsman, Inc., Sr. Notes                                          9.875%      6/1/2007     7,537,500
     8,400,000  Wilshire Financial Services Group, Inc., Notes                               13.0%      1/1/2004     8,526,000
                                                                                                                 -------------
                                                                                                                    91,508,715
                                                                                                                 -------------

                Broadcasting - 11.8%
     4,936,850  American Telecasting, Inc., Sr. Discount Notes                           Zero Coupon   6/15/2004     1,555,108
     5,100,000  American Telecasting, Inc., Sr. Discount Notes                           Zero Coupon   8/15/2005     1,402,500
     3,600,000  Australis Holdings Pty Ltd., Sr. Discount Notes                          Zero Coupon   11/1/2002     2,646,000
    12,724,290  Australis Media Ltd., Sr. Discount Notes                                 Zero Coupon   5/15/2003     9,352,353
     6,600,000  Benedek Communications Corp., Sr. Discount Notes                         Zero Coupon   5/15/2006     4,042,500
     6,900,000  Cablevision Industries, Debentures, Series B                                 9.25%      4/1/2008     7,445,017
     9,000,000  CS Wireless Systems, Inc., Sr. Discount Notes, Series B                  Zero Coupon    3/1/2006     2,115,000
     2,400,000  Echostar DBS Corp., Sr. Secured Notes                                        12.5%      7/1/2002     2,388,000
     9,000,000  EchoStar Satellite Broadcasting Corp., Sr. Secured
                Discount Notes                                                           Zero Coupon   3/15/2004     6,457,500
     9,695,885  Falcon Holdings Group L.P., Sr. Subordinated Notes, Series B                 11.0%     9/15/2003     9,744,364
    11,900,000  Grupo Televisa S.A., Sr. Notes                                             11.875%     5/15/2006    13,476,750
     9,000,000  Intermedia Capital Partners, Sr. Notes                                      11.25%      8/1/2006     9,855,000
     1,800,000  International CableTel, Inc., Convertible Subordinated Notes                 7.25%     4/15/2005     1,948,500
     5,900,000  International CableTel, Inc., Convertible Subordinated Notes                  7.0%     6/15/2008     5,597,625
     4,200,000  International CableTel, Inc., Sr. Notes                                      10.0%     2/15/2007     4,294,500
     6,300,000  International CableTel, Inc., Sr. Notes, Series A                        Zero Coupon   4/15/2005     4,851,000
     6,000,000  Jacor Communications, Inc., Convertible Liquid
                Yield Option Notes                                                       Zero Coupon   6/12/2011     3,367,500
     7,050,000  Rogers Cablesystems Ltd., Sr. Secured Second Priority Notes                 9.625%      8/1/2002     7,455,375
     7,000,000  Rogers Communications, Inc., Convertible Debentures                           2.0%    11/26/2005     3,841,250
     3,750,000  Rogers Communications, Inc., Sr. Notes                                      9.125%     1/15/2006     3,806,250
     4,964,750  Scott Cable Communications, Debentures                                       15.0%     4/15/2001     4,294,509
       703,583  Scott Cable Communications, Jr. Subordinated Notes,
                Payment-In-Kind                                                              16.0%     7/18/2002     $  84,430
     9,800,000  Sinclair Broadcast Group, Sr. Subordinated Notes                              9.0%     7/15/2007     9,530,500
     5,400,000  TKR Cable I, Inc., Sr. Debentures                                            10.5%    10/30/2007     5,943,704
     6,600,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B               Zero Coupon    5/15/2006     4,191,000
     7,200,000  United International Holdings, Inc., Sr. Discount Notes                 Zero Coupon   11/15/1999     5,598,000
     6,000,000  Wireless One, Inc., Sr. Notes                                                13.0%    10/15/2003     3,750,000
                                                                                                                 -------------
                                                                                                                   139,034,235
                                                                                                                 -------------

                Building Products & Materials - 1.6%
     6,100,000  Atrium Companies, Inc., Sr. Subordinated Notes                               10.5%    11/15/2006     6,374,500
     7,200,000  CEMEX S.A. de C.V., Notes                                                   12.75%     7/15/2006     8,370,000
     4,200,000  Nortek, Inc., Sr. Notes                                                      9.25%     3/15/2007     4,305,000
                                                                                                                 -------------
                                                                                                                    19,049,500
                                                                                                                 -------------

                Computers & Office Equipment - 2.1%
     9,000,000  Dictaphone Corp., Sr. Subordinated Notes                                    11.75%      8/1/2005     8,325,000
     3,100,000  Pierce Leahy Corp., Sr. Subordinated Notes                                  9.125%     7/15/2007     3,100,000
     8,200,000  Unisys Corp., Sr. Notes                                                     11.75%    10/15/2004     8,897,000
     4,600,000  Unisys Corp., Sr. Notes                                                      12.0%     4/15/2003     5,002,500
                                                                                                                 -------------
                                                                                                                    25,324,500
                                                                                                                 -------------

                Construction & Home Building - 1.4%
     9,600,000  Peters (J.M.) Co., Inc., Sr. Notes                                          12.75%      5/1/2002     9,840,000
     6,600,000  The Fortress Group, Inc., Sr. Notes                                         13.75%     5/15/2003     6,996,000
                                                                                                                 -------------
                                                                                                                    16,836,000
                                                                                                                 -------------

                Containers & Packaging - 1.1%
     2,866,000  Silgan Holdings, Inc., Subordinated Debentures, Payment-In-Kind             13.25%     7/15/2006     3,224,250
     3,000,000  Vicap, S.A. de C.V., Sr. Guaranteed Notes                                  11.375%     5/15/2007     3,157,500
     6,000,000  Vicap, S.A. de C.V., Sr. Guaranteed Notes                                   10.25%     5/15/2002     6,202,500
                                                                                                                 -------------
                                                                                                                    12,584,250
                                                                                                                 -------------

                Drugs & Health Care - 0.7%
     3,550,000  Owens & Minor, Inc., Sr. Subordinated Notes                                10.875%      6/1/2006     3,896,125
     4,100,000  UROHEALTH Systems, Inc., Units                                               12.5%      4/1/2004     3,997,500
                                                                                                                 -------------
                                                                                                                     7,893,625
                                                                                                                 -------------

                Electric Utilities - 1.5%
     7,200,000  CMS Energy Corp., Sr. Unsecured Notes                                       8.125%     5/15/2002     7,254,670
     3,250,000  Midland Cogen Venture Fund II, Secured Lease Obligation Bonds, Series A     11.75%     7/23/2005     3,794,375
     2,000,000  Midland Cogen Venture Fund II, Subordinated
                Secured Lease Obligation Bonds                                              13.25%     7/23/2006     2,460,000
     4,200,000  Panda Global Energy Co., Sr. Secured Notes                                   12.5%     4/15/2004     4,116,000
                                                                                                                 -------------
                                                                                                                    17,625,045
                                                                                                                 -------------

                Electrical Equipment - 1.7%
     3,600,000  EV International, Inc., Sr. Subordinated Notes                               11.0%     3/15/2007     3,834,000
     6,000,000  Protection One Alarm Monitoring, Convertible Sr. Subordinated Notes          6.75%     9/15/2003     6,112,500
     3,000,000  Protection One Alarm Monitoring, Sr. Subordinated Discount Notes         Zero Coupon   6/30/2005     3,120,000
     7,200,000  Telex Communications, Inc., Sr. Notes                                        10.5%      5/1/2007     7,542,000
                                                                                                                 -------------
                                                                                                                    20,608,500
                                                                                                                 -------------

                Food & Beverage - 2.2%
     4,500,000  Cott Corp., Sr. Notes                                                         8.5%      5/1/2007     4,500,000
     9,000,000  Fresh Del Monte Corp., Sr. Notes, Series B                                   10.0%      5/1/2003     9,270,000
     8,400,000  Gorges/Quik-to-Fix Foods, Sr. Subordinated Notes, Series B                   11.5%     12/1/2006     8,694,000
     3,000,000  International Home Foods, Inc., Sr. Subordinated Notes                     10.375%     11/1/2006     3,105,000
                                                                                                                 -------------
                                                                                                                    25,569,000
                                                                                                                 -------------

                Hospital Management - 4.2%
     6,600,000  Integrated Health Services, Inc., Sr. Subordinated Notes                      9.5%     9/15/2007     6,781,500
     6,600,000  Merit Behavioral Care Corp., Sr. Subordinated Notes                          11.5%    11/15/2005     7,293,000
     4,200,000  PhyMatrix Corp., Convertible Subordinated Debentures                         6.75%     6/15/2003     3,753,750
     4,200,000  Regency Health Services, Inc., Sr. Subordinated Notes                       9.875%    10/15/2002     4,305,000
     4,850,000  Regency Health Services, Inc., Subordinated Notes                           12.25%     7/15/2003     5,262,250
     4,500,000  Rotech Medical Corp., Convertible Subordinated Debentures                    5.25%      6/1/2003     4,370,625
     7,800,000  Tenet Healthcare Corp., Sr. Subordinated Notes                              8.625%     1/15/2007     7,995,000
    11,400,000  Unison HealthCare Corp., Sr. Notes                                          12.25%     11/1/2006     9,405,000
                                                                                                                 -------------
                                                                                                                    49,166,125
                                                                                                                 -------------

                Household Products - 2.1%
     6,850,000  BPC Holding Corp., Sr. Secured Notes, Series B                               12.5%     6/15/2006     7,500,750
     9,000,000  Coleman Escrow Corp., Sr. Discount Notes                                 Zero Coupon   5/15/2001     5,737,500
     4,750,000  Radnor Holdings Corp., Sr. Notes                                             10.0%     12/1/2003     4,892,500
     6,000,000  Simmons Co., Sr. Subordinated Notes                                         10.75%     4/15/2006     6,345,000
                                                                                                                 -------------
                                                                                                                    24,475,750
                                                                                                                 -------------

                Leisure & Entertainment - 1.7%
    12,600,000  AMF Group, Inc., Sr. Subordinated Discount Notes, Series B               Zero Coupon   3/15/2006     9,024,750
     3,000,000  IMAX Corp., Sr. Notes                                                         7.0%      3/1/2001     3,157,500
     7,200,000  Lodgenet Entertainment, Sr. Notes                                           10.25%    12/15/2006     7,380,000
                                                                                                                 -------------
                                                                                                                    19,562,250
                                                                                                                 -------------

                Machinery & Equipment - .4%
     4,200,000  Navistar Financial Corp., Sr. Subordinated Notes                              9.0%      6/1/2002     4,341,750
                                                                                                                 -------------

                Mining & Metals - 1.9%
     4,850,000  Altos Hornos de Mexico, Bonds                                              11.875%     4/30/2004     5,231,938
     7,500,000  CSN Iron Panama, Guaranteed Notes                                           9.125%      6/1/2007     7,368,750
     3,000,000  Wells Aluminum Corp., Sr. Notes                                            10.125%      6/1/2005     3,097,500
     6,600,000  Westmin Resources Ltd., Sr. Notes                                            11.0%     3/15/2007     6,930,000
                                                                                                                 -------------
                                                                                                                    22,628,188
                                                                                                                 -------------

                 Oil & Gas - 3.9%
     10,200,000  Abraxas Petroleum Corp., Sr. Notes, Series B                                11.5%     11/1/2004    11,067,000
      9,200,000  Belden & Blake Corp., Sr. Subordinated Notes                               9.875%     6/15/2007     9,177,000
      3,000,000  Bellwether Exploration Co., Sr. Subordinated Notes                        10.875%      4/1/2007     3,232,500
      6,400,000  Forcenergy, Inc., Sr. Subordinated Notes, Series B                           8.5%     2/15/2007     6,288,000
      4,800,000  National Energy Group, Inc., Sr. Notes                                     10.75%     11/1/2006     4,968,000
      6,167,000  Petroleum Heat & Power Co., Inc., Subordinated Debentures                  12.25%      2/1/2005     6,506,185
      5,100,000  Pride Petroleum Services, Inc., Sr. Notes                                  9.375%      5/1/2007     5,329,500
                                                                                                                 -------------
                                                                                                                    46,568,185
                                                                                                                 -------------

                 Paper & Forest Products - 3.6%
      3,600,000  APP International Finance, Guaranteed Secured Notes                        11.75%     10/1/2005     3,973,500
      9,000,000  Doman Industries Ltd., Sr. Notes                                            8.75%     3/15/2004     8,775,000
      7,800,000  Fonda Group, Inc., Sr. Subordinated Notes                                    9.5%      3/1/2007     7,488,000
      7,250,000  FSW International Finance Co. B.V., Guaranteed Secured Notes                12.5%     11/1/2006     7,503,750
      8,100,000  National Fiberstock Corp., Sr. Notes Series B                             11.625%     6/15/2002     8,363,250
      5,900,000  Tembec Finance Corp., Sr. Notes                                            9.875%     9/30/2005     6,113,875
                                                                                                                 -------------
                                                                                                                    42,217,375
                                                                                                                 -------------

                 Pollution Control - 0.4%
      4,000,000  Norcal Waste Systems, Inc., Sr. Notes, Series B                            12.75%    11/15/2005     4,500,000
                                                                                                                 -------------

                 Publishing & Printing - 2.9%
      2,500,000  K-III Communications Corp., Sr. Notes                                      10.25%      6/1/2004     2,700,000
      7,500,000  MDC Communications Corp., Sr. Subordinated Notes                            10.5%     12/1/2006     8,006,250
     13,800,000  Neodata Services, Inc., Sr. Notes, Series B                                 12.0%      5/1/2003    14,904,000
      4,000,000  News America Holdings, Inc.,
                 Convertible Liquid Yield Option Notes                                   Zero Coupon   3/11/2013     1,785,000
        750,000  News America Holdings, Inc., Subordinated Notes                         Zero Coupon   3/31/2002       564,375
      5,850,000  Sullivan Graphics, Inc., Sr. Subordinated Notes                            12.75%      8/1/2005     5,996,250
                                                                                                                 -------------
                                                                                                                    33,955,875
                                                                                                                 -------------

                 Restaurants - .7%
      7,800,000  AFC Enterprises, Sr. Subordinated Notes                                    10.25%     5/15/2007     7,839,000
                                                                                                                 -------------

                 Retail - 2.6%
      4,300,000  Brazos Sportswear, Inc., Sr. Notes                                          10.5%      7/1/2007      4,246,250
      6,300,000  Di Giorgio Corp., Sr. Notes                                                 12.0%     2/15/2003      6,158,250
      2,750,000  F & M Distributors, Inc., Sr. Subordinated Notes                            11.5%     4/15/2003         10,313(c)
      2,400,000  Leslie's Poolmart, Sr. Notes                                              10.375%     7/15/2004      2,460,000
      6,000,000  Lifestyle Furnishings International Ltd., Sr. Subordinated Notes          10.875%      8/1/2006      6,660,000
      2,700,000  Riddell Sports, Inc., Sr. Notes                                             10.5%     7/15/2007      2,774,250
      2,100,000  Specialty Retailers, Inc., Sr. Notes                                         8.5%     7/15/2005      2,126,250
      1,800,000  Specialty Retailers, Inc., Sr. Subordinated Notes                            9.0%     7/15/2007      1,818,000
      4,800,000  TravelCenters Of America, Inc., Sr. Subordinated Notes                     10.25%      4/1/2007      4,944,000
                                                                                                                  -------------
                                                                                                                     31,197,313
                                                                                                                  -------------

                 Retail: Food - 2.3%
      4,800,000  Jitney-Jungle Stores of America, Sr. Notes                                  12.0%      3/1/2006      5,370,000
      6,300,000  Pueblo Xtra International, Inc., Sr. Notes                                   9.5%      8/1/2003      6,079,500
        600,000  Pueblo Xtra International, Inc., Sr. Notes, Series B                         9.5%      8/1/2003        579,000
      7,250,000  Ralphs Grocery Co., Sr. Notes                                              10.45%     6/15/2004      7,820,938
      7,600,000  Smith's Food & Drug Centers, Pass Through Certificates                      8.64%      7/2/2012      7,790,000
                                                                                                                  -------------
                                                                                                                     27,639,438
                                                                                                                  -------------

                 Services - 1.0%
      4,200,000  Intertek Finance plc, Sr. Subordinated Notes                               10.25%     11/1/2006      4,399,500
      7,200,000  KinderCare Learning Centers, Inc., Sr. Subordinated Notes                    9.5%     2/15/2009      7,056,000
                                                                                                                  -------------
                                                                                                                     11,455,500
                                                                                                                  -------------

                 Telecommunications - 15.9%
     12,000,000  American Communications Services, Sr. Discount Notes                    Zero Coupon   11/1/2005      7,080,000
      9,600,000  Clearnet Communications, Inc., Sr. Discount Notes                       Zero Coupon  12/15/2005      6,432,000
      6,600,000  Comcast Cellular Holdings, Inc., Sr. Notes                                   9.5%      5/1/2007      6,649,500
      7,800,000  Dobson Communications Corp., Sr. Notes                                     11.75%     4/15/2007      7,605,000
      7,800,000  Globalstar, L.P., Sr. Notes                                                11.25%     6/15/2004      7,351,500
      3,000,000  GST Equipment Funding, Inc., Sr. Secured Notes                             13.25%      5/1/2007      3,240,000
      1,445,000  GST Telecommunications, Inc., Sr. Subordinated Notes                    Zero Coupon  12/15/2005        953,700
      6,750,000  GST USA, Inc., Sr. Discount Notes                                       Zero Coupon  12/15/2005      4,201,875
     13,200,000  Hyperion Telecommunications, Sr. Discount Notes, Series B               Zero Coupon   4/15/2003      6,699,000
      6,050,000  IntelCom Group (U.S.A.), Inc., Sr. Discount Notes                       Zero Coupon    5/1/2003      3,993,000
      4,800,000  InterCel, Inc., Sr. Notes                                                 11.125%      6/1/2007      4,848,000
      4,700,000  Intermedia Communications of Florida, Sr. Notes, Series B                   13.5%      6/1/2005      5,757,500
     12,600,000  Ionica plc, Sr. Notes                                                       13.5%     8/15/2006     13,482,000
      6,000,000  IXC Communications, Inc., Sr. Notes, Series B                               12.5%     10/1/2005      6,840,000
      8,400,000  McCaw International Ltd., Units                                         Zero Coupon   4/15/2007      4,074,000
     10,200,000  Microcell Telecommunications, Inc., Sr. Discount Notes                  Zero Coupon    6/1/2006      5,712,000
     13,200,000  Millicom International Cellular, Sr. Discount Notes                     Zero Coupon    6/1/2006      9,570,000
      5,400,000  NEXTLINK Communications LLC, Sr. Discount Notes                             12.5%     4/15/2006      5,805,000
      6,000,000  Olympus Communications, L.P., Sr. Notes                                   10.625%    11/15/2006      6,330,000
      8,400,000  ORBCOMM Global, L.P., Sr. Notes                                             14.0%     8/15/2004      8,526,000
      9,000,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes                  Zero Coupon    2/1/2005      6,840,000
      8,650,000  Phonetel Technologies, Inc., Sr. Notes                                      12.0%    12/15/2006      8,779,750
      9,000,000  RSL Communications Ltd., Units                                             12.25%    11/15/2006      9,270,000
     13,500,000  UNIFI Communications, Inc., Units                                           14.0%      3/1/2004     13,432,500
      4,900,000  USA Mobile Communications, Inc., Sr. Notes                                  14.0%     11/1/2004      5,439,000
     12,000,000  Viatel, Inc., Sr. Discount Notes                                        Zero Coupon   1/15/2005      8,220,000
      6,750,000  WinStar Communications, Inc., Convertible Sr. Subordinated
                 Discount Notes                                                          Zero Coupon  10/15/2005      4,050,000
     12,000,000  WinStar Communications, Inc., Sr. Discount Notes                        Zero Coupon  10/15/2005      6,780,000
                                                                                                                  -------------
                                                                                                                    187,961,325
                                                                                                                  -------------

                 Textiles & Apparel - 1.1%
      7,200,000  Anvil Knitwear, Inc., Sr. Notes                                           10.875%     3/15/2007      7,308,000
      6,000,000  CMI Industries, Inc., Sr. Subordinated Notes                                 9.5%     10/1/2003      6,075,000
                                                                                                                  -------------
                                                                                                                     13,383,000
                                                                                                                  -------------

                 Transportation - 1.1%
      9,850,000  Equimar Shipholdings Ltd., First Priority Mortgage Notes                   9.875%      7/1/2007      9,751,500
      4,500,000  TFM, S.A. de C.V., Sr. Discount Debentures                              Zero Coupon   6/15/2009      2,621,250
        900,000  TFM, S.A. de C.V., Sr. Notes                                               10.25%     6/15/2007        915,750
                                                                                                                  -------------
                                                                                                                     13,288,500
                                                                                                                  -------------
                 Total Corporate Bonds (cost $920,159,864)                                                          940,158,101
                                                                                                                  -------------


    Shares
----------------
                 PREFERRED STOCKS - 11.4% (a)
      6,000,000  APP Finance II Mauritus Ltd., Preferred Stock                                                   6,195,000
         38,738  Cablevision Systems Corp., Preferred Stock                                                      3,902,854
         52,986  Cablevision Systems Corp., Redeemable Exchangeable Preferred Stock, Series H                    5,497,298
         42,000  California Federal Bank, Noncumulative Preferred Stock                                          4,725,000
         42,000  Chancellor Radio Broadcasting, Exchangeable Preferred Stock                                     4,798,500
         90,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                 4,770,000
          4,900  Citadel Broadcasting Co., Payment-In-Kind Preferred Stock                                         490,000
         43,288  Communications & Power Industries, Inc., Convertible Preferred Stock, Series B                  4,696,748
          4,350  Consolidated Hydro, Inc., Preferred Stock                                                         437,175(b)
         60,000  Evergreen Media Corp., Convertible Preferred Stock                                              3,270,000
         49,500  Grand Union Holdings Corp., Cumulative Preferred Stock, Series A                                        0(b,d)
        194,000  Granite Broadcasting Corp., Convertible Preferred Stock                                         9,991,000
          3,704  Granite Broadcasting Corp., Cumulative Exchangeable Preferred Stock                             3,606,770
        396,146  Harvard Industries, Inc., Exchangeable Payment-In-Kind Preferred Stock                            495,183(c)
         90,000  Host Marriott Financial Trust, Convertible Preferred Stock                                      5,265,000
          3,728  ICG Communications, Inc., Preferred Stock                                                       3,970,320
          3,653  Intermedia Communications, Inc., Preferred Stock                                                3,789,988
         15,000  Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Class A                      2,137,500
         37,000  K-III Communications Corp., Exchangeable Preferred Stock                                          994,375
         50,696  K-III Communications Corp., Exchangeable Preferred Stock, Series B                              5,487,854
         52,000  K-III Communications Corp., Preferred Stock, Series D                                           5,304,000
         83,800  Network Imaging Corp., Convertible Preferred Stock, Series A                                      879,900
        125,520  NEXTLINK Communications, Inc., Payment-In-Kind Preferred Stock                                  6,621,180
          4,900  Paxson Communications Corp., Payment-In-Kind Preferred Stock                                    5,108,250
        240,000  Petroleum Heat & Power, Preferred Stock                                                         5,700,000
        147,500  River Bank America, Preferred Stock                                                             3,466,250
         50,895  SFX Broadcasting, Inc., Payment-In-Kind Preferred Stock                                         5,509,384
          5,400  Spanish Broadcasting Systems, Payment-In-Kind Preferred Stock                                   5,022,000
         60,000  TIMET Capital Trust I, Convertible Preferred Stock                                              3,255,000
        150,000  USX Corp. (Marathon Group), Convertible Preferred Stock                                         3,806,250
        135,000  WorldCom, Inc., Convertible Preferred Stock                                                    15,221,250
                                                                                                             -------------
                 Total Preferred Stocks (cost $131,313,531)                                                    134,414,029
                                                                                                             -------------

                 COMMON STOCKS & STOCK WARRANTS - 3.0% (a,b)
         16,800  American Communications Services, Stock Warrants                                                  798,000
         34,000  American Telecasting, Inc., Stock Warrants                                                         34,000
          3,600  American Telecasting, Inc., Stock Warrants                                                          3,600
        175,000  Arch Communications Group, Common Stock                                                         1,334,375
          3,400  Australis Holdings Pty Ltd., Stock Warrants                                                           102
         16,400  Australis Media Ltd., Stock Warrants                                                                  164
        162,000  Bell & Howell Co., Common Stock                                                                 4,991,625
         35,475  Clearnet Communications, Inc., Stock Warrants                                                     297,103
          2,310  Communications & Power Industries, Inc., Common Stock                                             346,500
          7,830  Consolidated Hydro, Inc., Stock Warrants                                                                0(d)
          3,597  CS Wireless Systems, Inc., Common Stock                                                                 4
         79,500  Envirotest Systems Corp., Class A Common Stock                                                    198,750
        101,377  Gaylord Container Corp., Class A Common Stock                                                     779,336
        127,902  Gaylord Container Corp., Stock Warrants                                                         1,015,222
         18,126  Grand Union Co., Stock Warrants                                                                       906
         36,251  Grand Union Co., Stock Warrants                                                                       363
         65,000  Harvard Industries, Inc., Class B Common Stock                                                     36,563
         12,600  Hyperion Telecommunications, Stock Warrants                                                       378,000
        198,000  IntelCom Group Communications, Inc., Common Stock                                               3,811,500
         68,300  IntelCom Group (U.S.A.), Inc., Stock Warrants                                                     887,900
        179,000  InterCel, Inc., Common Stock                                                                    2,461,250
          5,900  Intermedia Communications of Florida, Stock Warrants                                              236,000
         14,800  Ionica plc, Stock Warrants                                                                      3,256,000
         38,000  JPS Textiles Group, Common Stock, Class A                                                             380
        129,371  Magellan Health Services, Common Stock                                                          3,816,445
         50,379  Memorex Telex N.V., ADR, Common Stock                                                                 693
          1,728  Memorex Telex N.V., ADR, Stock Warrants                                                                 0
         40,800  Microcell Telecommunications, Inc., Stock Warrants                                                510,000
         40,800  Microcell Telecommunications, Inc., Stock Warrants                                                 25,500
        384,500  MobileMedia Corp., Class A Common Stock                                                            72,094
          3,750  NEXTEL Communications, Stock Warrants                                                                  38
          3,086  NEXTEL Communications, Stock Warrants                                                                  31
        120,000  NEXTLINK Communications, Inc., Stock Warrants                                                       1,200
         33,250  PageMart Nationwide, Inc., Common Stock                                                           249,375
        179,000  Pagemart Wireless, Inc., Class A Common Stock                                                   1,521,500
         46,600  Plantronics, Inc., Common Stock                                                                 2,335,825
         23,840  Protection One Alarm Monitoring, Stock Warrants                                                   226,480
          9,000  RSL Communications Ltd., Stock Warrants                                                           270,000
          5,000  Triangle Wire & Cable, Inc., Stock Warrants                                                             0(d)
        118,000  United International Holdings, Inc., Class A Common Stock                                       1,224,250
         27,000  United International Holdings, Inc., Stock Warrants                                               337,500
        240,666  Viatel, Inc., Common Stock                                                                      1,624,496
          6,363  Wherehouse Entertainment, Inc., Class B Stock Warrants                                              6,363
          6,363  Wherehouse Entertainment, Inc., Class C Stock Warrants                                                 64
         36,654  Wherehouse Entertainment, Inc., Class A Stock Warrants                                            279,303
        138,000  Wireless One, Inc., Common Stock                                                                  353,625
         19,200  Wireless One, Inc., Stock Warrants                                                                    192
                                                                                                             -------------
                 Total Common Stocks & Stock Warrants (cost $35,784,410)                                        33,722,617
                                                                                                             -------------


     Principal                                                                                     Maturity
      Amount                                                                              Rate       Date         Value
----------------                                                                        ------ -------------- ------------
                 SHORT-TERM SECURITIES - 6.0% (a)
                 Commercial Paper - 5.2 %
 $    2,000,000  AVCO Financial Services, Inc.                                           5.57%    7/17/1997      1,995,049
      2,300,000  CPC International, Inc.                                                 5.65%     7/2/1997      2,299,639
      5,000,000  CXC, Inc.                                                                5.6%    7/24/1997      4,982,111
      4,400,000  Dupont E.I. de Nemours & Co.                                             5.5%     7/8/1997      4,395,294
     11,400,000  General Electric Capital Corp.                                          6.18%     7/1/1997     11,400,000
      3,000,000  General Electric Capital Corp.                                           5.6%    7/21/1997      2,990,667
      5,000,000  Household Finance Corp.                                                 5.47%     7/1/1997      5,000,000
        495,000  Oyster Creek Co.                                                         5.6%     7/8/1997        494,461
      2,281,000  Preferred Receivables Funding Corp.                                     5.56%     7/9/1997      2,278,182
     10,449,000  President & Fellows Harvard Co.                                         6.06%     7/1/1997     10,449,000
      2,000,000  Sheffield Receivables Corp.                                             5.55%    7/10/1997      1,997,225
      5,000,000  Sheffield Receivables Corp.                                              5.6%    7/15/1997      4,989,111
      1,128,000  St. Paul Cos., Inc.                                                      5.5%     7/7/1997      1,126,966
      7,400,000  Unilever Capital Corp.                                                  5.53%     7/7/1997      7,393,180
      1,850,000  Yale University                                                         5.56%    7/14/1997      1,846,286
                                                                                                             -------------
                                                                                                                63,637,171
                                                                                                             -------------


                 U.S. Government Agency - 0.8%
      9,800,000  Federal National Mortgage Association, Discount Notes                    5.6%     7/1/1997      9,800,000
                                                                                                             -------------
                 Total Short-Term Securities (at amortized cost)                                                73,437,171
                                                                                                             -------------
                 Total Investments (cost $1,160,694,976)                                                    $1,181,731,918(f)
                                                                                                             =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the High Yield Portfolio.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) Denotes restricted securities. These securities have been valued from the date of acquisition through June 30, 1997, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of June 30, 1997.


                                                                              Acquisition
    Security                                                                     Date               Cost
    --------------------------------------------------------------------     ------------     ------------------
    Consolidated Hydro, Inc., Stock Warrants                                   2/8/1994           $ 171,277
    Grand Union Holdings Corp., Cumulative Preferred Stock, Series A          6/14/1993           5,703,525
    Triangle Wire & Cable, Inc., Stock Warrants                                1/3/1992                 500

(e) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(f) At June 30, 1997, the aggregate cost of securities for federal tax purposes was $1,160,694,976 and the net unrealized appreciation of investments based on that cost was $21,036,942 which is comprised of $75,087,311 aggregate gross unrealized appreciation and $54,050,369 aggregate gross unrealized depreciation.

Abbreviations:
--------------

(ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
Income Portfolio

Portfolio of Investments
June 30, 1997
(unaudited)

    Principal                                                                                         Maturity
      Amount                                                                                 Rate       Date          Value
----------------                                                                            ------ -------------- ------------
                CORPORATE BONDS - 43.8% (a)
                Automotive - 0.5%
$    5,000,000  Ford Motor Credit Co., Notes                                                6.375%    10/6/2000     $4,958,054
                                                                                                                 -------------

                Bank & Finance - 13.4%
     3,500,000  Aon Capital A, Capital Securities                                           8.205%     1/1/2027      3,588,833
     5,000,000  Associates Corp. of North America, Sr. Notes                                9.125%     4/1/2000      5,317,249
     4,000,000  Banc One Corp., Subordinated Debentures                                       8.0%    4/29/2027      4,141,988
     6,000,000  Chase Manhattan Corp., Subordinated Notes                                   9.375%     7/1/2001      6,545,796
     2,000,000  Chase Manhattan Corp., Subordinated Notes                                  10.375%    3/15/1999      2,127,722
     5,000,000  Chemical New York Corp., Debentures                                          9.75%    6/15/1999      5,302,060
     3,000,000  Delphi Funding, LLC, Capital Securities, Series A                            9.31%    3/25/2027      3,091,851
    12,000,000  Equitable Life Assurance Society of the United States, Surplus Notes         6.95%    12/1/2005     11,808,204
     8,000,000  GenAmerica Capital I, Capital Securities                                    8.525%    6/30/2027      8,073,696
     6,500,000  General Electric Capital Corp., Debentures                                   8.85%     4/1/2005      7,271,303
    10,000,000  Mellon Capital I, Capital Trust Preferred Securities                         7.72%    12/1/2026      9,716,710
    10,000,000  Metropolitan Life Insurance Co., Surplus Notes                                7.7%    11/1/2015      9,949,840
     5,000,000  New York Life Insurance Co., Surplus Notes                                    6.4%   12/15/2003      4,856,500
     8,000,000  Prudential Insurance Co., Surplus Notes                                       8.3%     7/1/2025      8,230,152
     5,500,000  Riggs Capital Trust II, Trust Preferred Securities, Series C                8.875%    3/15/2027      5,541,976
     5,000,000  Riggs Capital Trust, Capital Trust Preferred Securities, Series A           8.625%   12/31/2026      4,908,330
     4,000,000  Salomon, Inc., Notes                                                          6.7%     7/5/2000      3,991,108
     6,000,000  Societe-Generale- New York, Subordinated Notes                              9.875%    7/15/2003      6,821,106
     5,000,000  Societe-Generale- New York, Subordinated Notes                                7.4%     6/1/2006      5,045,775
     7,000,000  Wells Fargo Capital, Capital Trust Preferred Securities                      7.73%    12/1/2026      6,725,509
                                                                                                                 -------------
                                                                                                                   123,055,708
                                                                                                                 -------------

                Broadcasting - 2.4%
     3,500,000  Grupo Televisa S.A., Sr. Notes, Series A                                   11.375%    5/15/2003      3,836,875
     3,000,000  Rogers Cablesystems, Inc., Sr. Secured Second Priority Notes                9.625%     8/1/2002      3,172,500
     2,500,000  TCI Communications, Inc., Sr. Notes                                          8.65%    9/15/2004      2,651,010
     8,000,000  TKR Cable I, Inc., Sr. Debentures                                            10.5%   10/30/2007      8,805,488
     4,000,000  Viacom, Inc., Subordinated Debentures                                         8.0%     7/7/2006      3,880,000
                                                                                                                 -------------
                                                                                                                    22,345,873
                                                                                                                 -------------

                Chemicals - 0.5%
     4,000,000  Uniroyal Chemical Co., Sr. Notes                                              9.0%     9/1/2000      4,170,000
                                                                                                                 -------------

                Computers & Office Equipment - 0.6%
     6,000,000  International Business Machines Corp., Debentures                           7.125%    12/1/2096      5,727,150
                                                                                                                 -------------

                Containers & Packaging - 0.8%
     7,000,000  Owens-Illinois, Inc., Sr. Notes                                              7.85%     5/15/2004     7,139,902
                                                                                                                 -------------

                Electric Utilities - 4.3%
     2,000,000  AES Corp., Sr. Subordinated Notes                                           10.25%     7/15/2006     2,195,000
     4,000,000  Cleveland Electric Illumination Co., Secured Notes, Series A                 7.19%      7/1/2000     4,047,996
     4,000,000  CMS Energy Corp., Sr. Unsecured Notes                                       8.125%     5/15/2002     4,030,372
     5,000,000  ComEd Financing II Capital Securities                                         8.5%     1/15/2027     5,037,615
     4,000,000  Commonwealth Edison Co., Notes                                              7.625%     1/15/2007     4,023,872
     5,000,000  Connecticut Light & Power Co., First Mortgage Notes                          7.75%      6/1/2002     4,985,405
     4,000,000  El Paso Electric Co., First Mortgage Bonds, Series D                          8.9%      2/1/2006     4,280,000
     6,500,000  Empresa Electrica Pehuienche S.A., Notes                                      7.3%      5/1/2003     6,538,734
     4,000,000  NRG Energy, Inc., Sr. Notes                                                   7.5%     6/15/2007     4,019,356
                                                                                                                 -------------
                                                                                                                    39,158,350
                                                                                                                 -------------

                Electrical Equipment - 0.6%
     5,000,000  Westinghouse Electric Corp., Notes                                          8.375%     6/15/2002     5,179,965
                                                                                                                 -------------

                Electronics - 0.1%
       500,000  Motorola, Inc., Convertible Liquid Yield Option Notes                     Zero Coupon  9/27/2013       449,375
                                                                                                                 -------------

                Hospital Management - 2.3%
     5,000,000  Allegiance Corp., Debentures                                                  7.8%    10/15/2016     5,058,980
     2,000,000  Columbia/HCA Healthcare Corp., Medium Term Notes                             6.87%     9/15/2003     1,990,330
     5,000,000  Columbia/HCA Healthcare Corp., Notes                                         6.41%     6/15/2000     4,975,570
     4,000,000  Quorum Health Group, Inc., Sr. Subordinated Notes                            8.75%     11/1/2005     4,130,000
     2,500,000  Tenet Healthcare Corp., Sr. Notes                                           7.875%     1/15/2003     2,506,250
     2,500,000  Tenet Healthcare Corp., Sr. Subordinated Notes                              8.625%     1/15/2007     2,562,500
                                                                                                                 -------------
                                                                                                                    21,223,630
                                                                                                                 -------------

                Household Products - 0.7%
     5,000,000  Procter & Gamble, Guaranteed ESOP Debentures                                 9.36%      1/1/2021     6,062,045
                                                                                                                 -------------

                Leisure & Entertainment - 1.0%
     5,000,000  Time Warner, Inc., Debentures                                               9.125%     1/15/2013     5,557,215
     4,000,000  Time Warner, Inc., Notes                                                     7.75%     6/15/2005     4,065,232
                                                                                                                 -------------
                                                                                                                     9,622,447
                                                                                                                 -------------

                Natural Gas - 0.9%
     5,000,000  Columbia Gas Systems, Inc., Series A Notes                                   6.39%    11/28/2000     4,953,775
     3,000,000  Columbia Gas Systems, Inc., Series B Notes                                   6.61%    11/28/2002     2,976,315
                                                                                                                 -------------
                                                                                                                     7,930,090
                                                                                                                 -------------

                Paper & Forest Products - 0.4%
     3,750,000  Indah Kiat Finance Mauritius, Sr. Guaranteed Notes                           10.0%      7/1/2007     3,745,313
                                                                                                                 -------------

                Petroleum - 2.9%
     2,000,000  Flores & Rucks, Inc., Sr. Subordinated Notes                                 9.75%     10/1/2006     2,120,000
     5,437,388  Mobil Oil Corp., ESOP Sinking Fund Debentures                                9.17%     2/29/2000     5,671,646
     1,500,000  Oryx Energy Co., Notes                                                      8.125%    10/15/2005     1,546,767
     4,000,000  Oryx Energy Co., Notes                                                      8.375%     7/15/2004     4,176,484
     5,000,000  Petroliam Nasional BHD, Notes                                                7.75%     8/15/2015     5,102,200
     5,000,000  Phillips 66 Capital Trust II                                                  8.0%     1/15/2037     4,999,750
     3,000,000  United Meridian Corp., Sr. Subordinated Notes                              10.375%    10/15/2005     3,270,000
                                                                                                                 -------------
                                                                                                                    26,886,847
                                                                                                                 -------------

                Publishing & Printing - 0.9%
     3,000,000  Belo (A.H.) Corp., Sr. Notes                                                7.125%      6/1/2007     2,995,200
     5,000,000  Belo (A.H.) Corp., Sr. Notes                                                6.875%      6/1/2002     5,010,090
       500,000  Omnicom Group, Inc., Convertible Subordinated Debentures                     4.25%      1/3/2007       592,500
                                                                                                                 -------------
                                                                                                                     8,597,790
                                                                                                                 -------------

                Retail - 6.0%
     1,500,000  Boston Chicken, Inc., Subordinated Debentures                                7.75%      5/1/2004     1,353,750
     8,500,000  Dayton Hudson Corp., Notes                                                    6.4%     2/15/2003     8,317,097
     4,500,000  Eagle Food Centers, Inc., Sr. Notes                                         8.625%     4/15/2000     4,477,500
     6,000,000  Federated Department Stores, Sr. Notes                                       10.0%     2/15/2001     6,585,054
     4,000,000  Federated Department Stores, Sr. Notes                                        8.5%     6/15/2003     4,261,800
     1,300,000  Kroger Co. (The), Sr. Notes                                                  8.15%     7/15/2006     1,378,820
     8,000,000  Penney (J.C.) Co., Inc., Notes                                               6.95%      4/1/2000     8,094,600
     4,000,000  Safeway, Inc., Sr. Subordinated Debentures                                  9.875%     3/15/2007     4,741,876
     6,000,000  Sears Roebuck Acceptance Corp., Medium Term Notes, Series III                7.03%      6/4/2003     6,034,530
    10,000,000  Sears Roebuck Acceptance Corp., Medium Term Notes, Series II                 6.86%      7/3/2001    10,022,310
                                                                                                                 -------------
                                                                                                                    55,267,337
                                                                                                                 -------------

                Services - 0.7%
     6,000,000  Electronic Data Systems Corp., Notes                                         6.85%     5/15/2000     6,050,916
                                                                                                                 -------------


                Telecommunications - 0.2%
     2,000,000  Comcast Cellular Holdings, Inc., Sr. Notes                                    9.5%      5/1/2007     2,015,000
                                                                                                                 -------------

                Telephone - 2.2%
     4,000,000  New York Telephone Co., Debentures                                          9.375%     7/15/2031     4,455,748
     6,000,000  Philippine Long Distance Telephone, Notes                                    7.85%      3/6/2007     5,760,000
    10,000,000  U.S. West Capital Funding, Inc., Notes                                       6.85%     1/15/2002    10,002,090
                                                                                                                 -------------
                                                                                                                    20,217,838
                                                                                                                 -------------

                Textiles & Apparel - 0.8%
     7,000,000  Levi Strauss & Co., Notes                                                     6.8%     11/1/2003     6,959,589
                                                                                                                 -------------


                Transportation - 1.6%
     3,000,000  CSX Corp., Debentures                                                        7.25%      5/1/2027     3,069,546
     4,000,000  Norfolk Southern Corp., Notes                                                6.95%      5/1/2002     4,043,684
     8,000,000  Norfolk Southern Corp., Notes                                               6.875%      5/1/2001     8,080,936
                                                                                                                 -------------
                                                                                                                    15,194,166
                                                                                                                 -------------
                Total Corporate Bonds (cost $397,916,219)                                                          401,957,385
                                                                                                                 -------------

                FOREIGN GOVERNMENT BONDS - 3.7% (a,c)
     2,500,000  African Development Bank, Subordinated Notes                               6.875%     10/15/2015     2,417,740
     5,000,000  British Columbia Hydro & Power, Debentures                                  12.5%       9/1/2013     5,540,350
     8,000,000  Korea Development Bank (The), Bonds                                         7.25%      5/15/2006     7,973,200
     8,000,000  Korea Electric Power Corp., Debentures                                      6.38%      12/1/2003     7,692,824
     6,000,000  Ontario Province, Canada, Debentures                                       11.75%      4/25/2013     6,546,360
     2,500,000  Ontario Province, Canada, Sr. Bonds                                        7.375%      1/27/2003     2,573,973
     2,000,000  Republic of Poland, Unsecured Bonds                                          4.0%     10/27/2014     1,712,500
                                                                                                                 -------------
                Total Foreign Government Bonds (cost $35,144,302)                                                   34,456,947
                                                                                                                 -------------

                ASSET-BACKED SECURITIES - 12.8% (a)
     8,000,000  Bridgestone/Firestone Master Trust, Series 96-1-A                           6.17%       7/1/2003     7,946,320
    11,000,000  Chase Manhattan Credit Card, Series 1996-4, Class A                         6.73%      2/15/2002    11,118,580
     9,031,285  Chase Manhattan Grantor Trust, Series 1996-B-A                              6.61%      9/15/2002     9,112,115
     5,000,000  CS First Boston Mortgage Security Corp., 1996-2 Class A4                    6.62%      9/25/2009     4,969,800
     5,000,000  CS First Boston Mortgage Security Corp., Series 1997-1-A3                   6.91%      5/25/2007     5,029,300
     5,000,000  CS First Boston Mortgage Security Corp., Series 1997-1-A4                   7.15%      5/25/2010     5,045,200
    20,000,000  Deutsche Floorplan Receivables Master Trust, Series 1994-1-A                5.58%      2/15/2001    20,062,400(b)
    10,000,000  Discover Card Master Trust I, Series 1996-3-A                               6.05%      8/18/2008     9,465,800
    12,000,000  Standard Credit Master Trust 1, Credit Card Participation
                Certificates, Series 1995-9-A                                               6.55%      10/7/2007    11,759,280
    15,000,000  World Financial Network Credit Card Master Trust, Series 1996-B             6.95%      4/15/2006    15,217,650
    18,000,000  World Omni Auto Lease Trust Certificates                                     6.9%      6/25/2003    18,246,600
                                                                                                                 -------------
                Total Asset-Backed Securities (cost $117,787,848)                                                  117,973,045
                                                                                                                 -------------

                MORTGAGE-BACKED SECURITIES - 14.4% (a)
    14,122,711  Federal Home Loan Mortgage Corp., Participation Certificates                 6.0%       4/1/2011    13,654,529
     7,440,288  Federal Home Loan Mortgage Corp., Participation Certificates                 6.0%       3/1/2011     7,193,635
    12,000,000  Federal Home Loan Mortgage Corp., Participation Certificates                 6.0%       4/1/2027    11,587,500(d)
    63,000,000  Federal National Mortgage Association, Modified
                Pass Through Certificates                                                    7.0%       2/1/2027    61,759,688(d)
    40,000,000  Government National Mortgage Association, Modified
                Pass Through Certificates                                                    6.5%     12/15/2026    38,287,500(d)
                                                                                                                 -------------
                Total Mortgage-Backed Securities (cost $131,947,316)                                               132,482,852
                                                                                                                 -------------

                U.S. GOVERNMENT - 6.7% (a)
    47,500,000  U.S. Treasury Bonds                                                     6.5-12.0%      2005-2026    54,156,394
     8,000,000  U.S. Treasury Notes                                                   6.25-7.875%      2002-2007     8,075,623
                                                                                                                 -------------
                     Total U.S. Government (cost $60,480,770)                                                       62,232,017
                                                                                                                 -------------


     Shares
----------------
                COMMON STOCKS - 0.2% (a)
        10,000  CarrAmerica Realty Corp., Common Stock                                                                 287,500
         1,000  Crescent Operating, Inc., Common Stock                                                                  12,000
        10,000  Cresent Real Estate Equities, Common Stock                                                             317,500
        10,000  First Industrial Realty Trust, Common Stock                                                            292,500
         5,000  Highwoods Properties, Inc., Common Stock                                                               160,000
        10,000  Simon Debartolo Group, Inc., Common Stock                                                              320,000
        10,000  Spieker Properties, Inc., Common Stock                                                                 351,875
                                                                                                                 -------------
                Total Common Stocks (cost $1,654,900)                                                                1,741,375
                                                                                                                 -------------

                PREFERRED STOCKS - 0.6% (a)
        20,000  K-III Communications Corp., Preferred Stock, Series D                                                2,040,000
        17,500  Security Capital Industrial Trust, Preferred Stock                                                     487,813
        17,500  Security Capital Pacific, Preferred Stock                                                              533,750
       100,000  TransCanada Pipelines Ltd., Preferred Stock                                                          2,575,000
                                                                                                                 -------------
                Total Preferred Stocks (cost $5,508,496)                                                             5,636,563
                                                                                                                 -------------


    Principal                                                                                         Maturity
      Amount                                                                                 Rate       Date         Value
----------------                                                                            ------ -------------- ------------
                SHORT-TERM SECURITIES - 17.8% (a)
                Commercial Paper - 15.5%
    $2,200,000  AES Barbers Points, Inc.                                                     5.57%    7/24/1997      2,192,171
    12,000,000  Beneficial Corp.                                                             5.53%    7/16/1997     11,972,350
    15,000,000  Corporate Asset Funding Co., Inc.                                            5.54%    7/21/1997     14,953,833
    15,000,000  Delaware Funding Corp.                                                       5.55%    7/18/1997     14,960,688
    10,000,000  Nestle Capital Corp.                                                         5.55%    7/25/1997      9,963,000
     2,400,000  New Center Asset Trust                                                       5.67%     7/7/1997      2,397,732
     3,500,000  New Center Asset Trust                                                       5.65%     7/9/1997      3,495,606
     6,033,000  Oyster Creek Co.                                                             5.55%    7/17/1997      6,018,119
    15,000,000  Penney (J.C.) Funding Corp.                                                  5.53%    7/11/1997     14,976,958
       200,000  President & Fellows Harvard Co.                                              6.06%     7/1/1997        200,000
    12,947,000  Security Market Savings                                                      5.52%    7/14/1997     12,921,192
    20,500,000  Shell Oil Co.                                                                6.15%     7/1/1997     20,500,000
    10,000,000  St. Paul Cos., Inc.                                                           6.2%     7/1/1997     10,000,000
    20,000,000  UBS Finance Delaware, Inc.                                                    6.2%     7/1/1997     20,000,000
                                                                                                                 -------------
                                                                                                                   144,551,649
                                                                                                                 -------------

                U.S. Government Agency - 2.3%
    20,000,000  Federal National Mortgage Association, Discount Notes                        5.43%     7/8/1997     19,978,883
                                                                                                                 -------------
                Total Short-Term Securities (at amortized cost)                                                    164,530,532
                                                                                                                 -------------
                Total Investments (cost $914,970,383)                                                             $921,010,716(e)
                                                                                                                 =============
Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Income Portfolio.

(b) Denotes variable rate obligations for which current yield is shown.

(c) Denominated in U.S. dollars.

(d) Denotes investments purchased on a when-issued basis.

(e) At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $914,970,383 and the net unrealized appreciation of investments based on that cost was $6,040,333 which is comprised of $9,460,091 aggregate gross unrealized appreciation and $3,419,758 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of these Financial Statements.





LB SERIES FUND, INC.
Money Market Portfolio

Portfolio of Investments
June 30, 1997
(unaudited)

    Principal                                                                             Yield to     Maturity
      Amount                                                                              Maturity       Date         Value
----------------                                                                            ------ -------------- ------------


                COMMERCIAL PAPER - 89.8% (a,c)
                Banking-Domestic - 4.0%
    $2,000,000  Allegheny University Hospitals, (PNC Bank, N.A.,
                Direct Pay Letter of Credit)                                                 5.61%     7/21/97      $1,993,822
       500,000  Enterprise Funding Corp.                                                     5.75%     7/31/97         497,629
       429,000  Enterprise Funding Corp.                                                     5.65%     7/31/97         427,002
     1,716,000  Enterprise Funding Corp.                                                     5.60%     8/15/97       1,704,095
                                                                                                                 -------------
                                                                                                                     4,622,548
                                                                                                                 -------------

                Banking-Foreign - 11.1%
     5,000,000  Banco Real S.A., Grand Cayman (Barclays Bank plc,
                Direct Pay Letter of Credit)                                                 5.59%      7/7/97       4,995,358
     2,000,000  Finance One Funding Corp., (Credit Suisse, Direct
                Pay Letter of Credit)                                                        5.82%     9/24/97       1,973,319
     2,000,000  Formosa Plastics Corp., U.S.A. Series A (ABN AMRO
                Bank N.V., Direct Pay Letter of Credit)                                      5.69%      9/4/97       1,979,742
     2,000,000  Glencore Finance Bermuda Ltd., (Union Bank of Switzerland,
                Direct Pay Letter of Credit)                                                 5.61%     8/28/97       1,982,375
     2,000,000  PEMEX Capital, Inc., (Credit Suisse,
                Direct Pay Letter of Credit)                                                 5.67%    10/10/97       1,968,690
                                                                                                                 -------------
                                                                                                                    12,899,484
                                                                                                                 -------------

                Computer & Office Equipment - 2.9%
     2,000,000  Electronic Data Systems Corp.                                                5.57%      7/9/97       1,997,542
     1,000,000  IBM Credit Corp.                                                             5.59%     7/16/97         997,688
       415,000  IBM Credit Corp.                                                             5.59%     7/21/97         413,716
                                                                                                                 -------------
                                                                                                                     3,408,946
                                                                                                                 -------------

                Drugs & Healthcare - 0.3%
       350,000  Schering Corp.                                                               5.87%    10/16/97         344,070
                                                                                                                 -------------

                Education - 4.3%
     2,000,000  Duke University                                                              5.61%     7/31/97       1,990,733
     2,000,000  Leland H. Stanford Junior University                                         5.55%     7/17/97       1,995,200
     1,000,000  Leland H. Stanford Junior University                                         5.89%     10/9/97         984,111
                                                                                                                 -------------
                                                                                                                     4,970,044
                                                                                                                 -------------

                Finance-Automotive - 5.7%
       150,000  Ford Motor Credit Co.                                                        5.64%      9/2/97         148,535
     1,000,000  Ford Motor Credit Co.                                                        5.63%      7/3/97         999,690
     2,000,000  Ford Motor Credit Co. - Puerto Rico                                          5.84%     12/1/97       1,951,805
     2,000,000  General Motors Acceptance Corp.                                              5.96%    11/10/97       1,957,540
     1,500,000  General Motors Acceptance Corp.                                              5.58%     8/25/97       1,487,556
                                                                                                                 -------------
                                                                                                                     6,545,126
                                                                                                                 -------------

                Finance-Commercial - 6.7%
     1,487,000  C.I.T. Group Holdings, Inc.                                                  5.60%     8/13/97       1,477,142
     2,000,000  C.I.T. Group Holdings, Inc.                                                  5.67%     8/19/97       1,984,783
     2,000,000  C.I.T. Group Holdings, Inc.                                                  5.64%     8/11/97       1,987,244
       300,000  General Electric Capital Corp.                                               5.77%     8/28/97         297,260
     2,000,000  General Electric Credit Services - Puerto Rico                               5.52%      7/8/97       1,997,912
                                                                                                                 -------------
                                                                                                                     7,744,341
                                                                                                                 -------------

                Finance-Consumer - 10.9%
       500,000  Associates Corp. of North America                                            5.64%      8/5/97         497,278
     1,149,000  Associates Corp. of North America                                            5.62%     7/29/97       1,144,022
     2,000,000  Associates Corp. of North America                                            5.62%      8/5/97       1,989,170
     2,000,000  AVCO Financial Services, Inc.                                                5.63%      9/3/97       1,980,231
     2,000,000  Commercial Credit Co.                                                        5.61%     8/25/97       1,983,011
     2,000,000  Household Finance Corp.                                                      5.57%     7/11/97       1,996,928
     1,000,000  Household Finance Corp.                                                      5.74%     7/21/97         996,900
     2,000,000  Household Finance Corp.                                                      5.63%     7/21/97       1,993,722
                                                                                                                 -------------
                                                                                                                    12,581,262
                                                                                                                 -------------

                Finance-Retail - 3.5%
     2,000,000  Sears Roebuck Acceptance Corp.                                               5.66%     9/10/97       1,977,990
     2,000,000  Sears Roebuck Acceptance Corp.                                               5.70%     7/22/97       1,993,432
                                                                                                                 -------------
                                                                                                                     3,971,422
                                                                                                                 -------------

                Finance-Structured - 16.7%
     2,000,000  Asset Securitization Corp.                                                   5.75%      8/7/97       1,988,324
     2,000,000  Asset Securitization Corp.                                                   5.61%     7/16/97       1,995,358
     5,500,000  CXC, Inc.                                                                    6.25%      7/1/97       5,500,000
       412,000  Delaware Funding Corp                                                        5.64%     8/25/97         408,488
     2,000,000  Delaware Funding Corp                                                        5.64%     8/18/97       1,985,120
       704,000  Delaware Funding Corp                                                        5.73%     7/18/97         702,122
       230,199  Norwest Automobile Trust, Series 1996-A-1                                    5.59%     12/5/97         230,199
     1,500,000  Preferred Receivables Funding Corp.                                          5.71%     8/12/97       1,490,148
     2,000,000  Preferred Receivables Funding Corp.                                          5.71%      7/1/97       2,000,000
     2,000,000  Preferred Receivables Funding Corp.                                          5.73%     7/14/97       1,995,919
     1,015,000  Triple-A One Funding Corp. (Guaranteed CapMAC)                               5.66%     9/16/97       1,002,864
                                                                                                                 -------------
                                                                                                                    19,298,542
                                                                                                                 -------------

                Financial Services - 4.3%
     2,000,000  American Express Credit Corp.                                                5.58%     7/15/97       1,995,785
     1,000,000  USAA Capital Corp.                                                           5.74%      9/9/97         989,033
     2,000,000  USAA Capital Corp.                                                           5.79%     8/21/97       1,983,878
                                                                                                                 -------------
                                                                                                                     4,968,696
                                                                                                                 -------------

                Industrial - 8.2%
     2,000,000  Chevron Transport Corp.                                                      5.68%     9/19/97       1,975,156
     2,500,000  Du Pont (E.I.) de Nemours and Co.                                            5.67%     8/26/97       2,478,261
       785,000  Du Pont (E.I.) de Nemours and Co.                                            5.59%      7/8/97         784,161
       900,000  Monsanto Co.                                                                 5.74%     8/25/97         892,231
     2,000,000  Monsanto Co.                                                                 5.67%    10/21/97       1,965,342
     1,410,000  Monsanto Co.                                                                 5.67%      7/7/97       1,408,679
                                                                                                                 -------------
                                                                                                                     9,503,830
                                                                                                                 -------------

                Insurance - 4.4%
     1,500,000  A.I. Credit Corp.                                                            5.73%      9/2/97       1,485,221
       730,000  A.I.G. Funding, Inc.                                                         5.57%     7/21/97         727,831
       943,000  MetLife Funding, Inc.                                                        5.59%     8/12/97         936,894
     2,000,000  MetLife Funding, Inc.                                                        5.59%      8/7/97       1,988,612
                                                                                                                 -------------
                                                                                                                     5,138,558
                                                                                                                 -------------

                Sovereign/Foreign Government - 1.5%
     1,000,000  Kingdom of Sweden                                                            5.77%      8/8/97         994,004
       800,000  Kingdom of Sweden                                                            5.61%     8/28/97         792,847
                                                                                                                 -------------
                                                                                                                     1,786,851
                                                                                                                 -------------

                U.S. Municipal - 5.3%
     1,000,000  California Pollution Control Finance Authority
                (Guaranteed Shell Oil Co.)                                                   5.73%     7/23/97       1,000,000
     3,100,000  New York City, New York, Series 95-B (Guaranteed
                General Electric Capital Corp.)                                              5.86%     8/21/97       3,100,000
     2,000,000  Whiting, IN. Sewage & Waste Disposal
                (Guaranteed Amoco Oil)                                                       5.72%     7/28/97       2,000,000
                                                                                                                 -------------
                                                                                                                     6,100,000
                                                                                                                 -------------
                Total Commercial Paper                                                                             103,883,720
                                                                                                                 -------------

                CERTIFICATES OF DEPOSIT - 6.1% (a,c)
                Domestic - 4.3%
     2,000,000  Bankers Trust Co., N.A.- New York                                            5.75%     9/17/97       2,000,000
     1,000,000  Morgan Guaranty Bank, New York                                               5.63%     8/12/97       1,000,055
     2,000,000  Wachovia Bank of Georgia, N.A.                                               6.20%      4/6/98       1,998,544
                                                                                                                 -------------
                                                                                                                     4,998,599
                                                                                                                 -------------

                Euro Dollar - 1.8%
     2,000,000  Westdeutcshe Landesbank, New York                                            5.83%    11/24/97       2,000,009
                                                                                                                 -------------
                Total Certificates of Deposit                                                                        6,998,608
                                                                                                                 -------------

                VARIABLE RATE NOTES - 3.4% (a,b)
     2,000,000  First Bank, N.A., Minneapolis, Bank Note                                     5.59%     8/20/97       1,999,634
     2,000,000  PNC Bank, N.A., Pittsburgh, Medium Term Bank Note                            5.77%      7/2/97       1,999,995
                                                                                                                 -------------
                Total Variable Rate Notes                                                                            3,999,629
                                                                                                                 -------------

                OTHER - 0.7% (a,b)
       800,000  Federated Master Trust                                                       5.23%      7/1/97         800,000
                                                                                                                 -------------
                Total Investments (at amortized cost)                                                             $115,681,957(d)
                                                                                                                 =============
Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Money Market Portfolio.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Yield to maturity is calculated at date of purchase.

(d) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of these Financial Statements.






LB SERIES FUND, INC.
OPPORTUNITY GROWTH PORTFOLIO

Financial Statements

Statement of Assets and Liabilities
June 30, 1997
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $334,821,432)                                           $326,170,286
Cash                                                                 51,830
Receivable for investment securities sold                         6,884,597
Dividend and interest receivable                                     53,266
                                                               ------------
Total assets                                                    333,159,979
                                                               ------------

LIABILITIES:
Payable for investment securities purchased                      11,469,500
                                                               ------------
NET ASSETS                                                     $321,690,479
                                                               ============

NET ASSETS CONSIST OF:
Paid-in capital (29,041,385 shares of capital
stock outstanding)                                             $334,616,504
Undistributed net investment income                                 521,626
Accumulated net realized loss from sale
of investments                                                   (4,796,505)
Unrealized net depreciation of investments                       (8,651,146)
                                                               ------------
NET ASSETS                                                     $321,690,479
                                                               ============

Net asset value and public offering price per share
($321,690,479 (divided by) 29,041,385 shares of capital
stock outstanding)                                                   $11.08
                                                                     ======




Statement of Operations
Six Months Ended June 30, 1997
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                $     58,622
Interest income                                                     993,455
                                                               ------------
Total income                                                      1,052,077
                                                               ------------

Expenses --
Investment advisory fee                                             530,451
                                                               ------------
Net investment income                                               521,626
                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                     (1,157,365)
Net realized gain on closed or expired option
contracts written                                                    58,729
                                                               ------------

Net realized loss on investments                                 (1,098,636)
Net change in unrealized depreciation of investments             (4,310,235)
                                                               ------------
Net loss on investments                                          (5,408,871)
                                                               ------------
Net change in net assets resulting
from operations                                                $ (4,887,245)
                                                               ============




Statement of Changes in Net Assets
                                                                   Six Months     For the period from
                                                                     Ended         January 18, 1996
                                                                    6/30/97       (effective date) to
                                                                  (unaudited)      December 31, 1996
                                                                  ------------     ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                             $    521,626          $    344,855
Net realized gain (loss) on investments                             (1,098,636)            4,492,663
Net change in unrealized appreciation or depreciation
of investments                                                      (4,310,235)           (4,340,911)
                                                                  ------------          ------------
Net change in net assets resulting from operations                  (4,887,245)              496,607
                                                                  ------------          ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS --
Net investment income                                                      --               (344,855)
Net realized gain on investments                                           --             (8,190,532)
                                                                  ------------          ------------
Total distributions                                                        --             (8,535,387)
                                                                  ------------          ------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                        82,103,630           247,867,947
Reinvested dividend distributions                                          --              8,535,387
Cost of shares redeemed                                             (2,077,205)           (1,813,255)
                                                                  ------------          ------------
Net increase in net assets from capital stock transactions          80,026,425           254,590,079
                                                                  ------------          ------------
Net increase in net assets                                          75,139,180           246,551,299

NET ASSETS:
Beginning of period                                                246,551,299                   --
                                                                  ------------          ------------
End of period (including undistributed net investment
income of $521,626 and $0, respectively                           $321,690,479          $246,551,299
                                                                  ============          ============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
WORLD GROWTH PORTFOLIO

Financial Statements

Statement of Assets and Liabilities
June 30, 1997
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $227,416,118)                                           $258,310,342
Cash (including foreign currency holdings
of $2,917,109)                                                    2,958,127
Receivable for investment securities sold                             4,400
Dividend and interest receivable                                    678,645
                                                               ------------
Total assets                                                    261,951,514
                                                               ------------

LIABILITIES:
Payable for investment securities purchased                       2,196,495
Unrealized depreciation of foreign currency
contracts held                                                        1,797
                                                               ------------
Total liabilities                                                 2,198,292
                                                               ------------
NET ASSETS                                                     $259,753,221
                                                               ============

NET ASSETS CONSIST OF:
Paid-in capital (21,387,297 shares of capital
stock outstanding)                                             $224,511,362
Undistributed net investment income                               1,948,485
Accumulated net realized gain from sale of
investments and foreign currency transactions                     2,404,528
Unrealized net appreciation of investments and
on translation of assets and liabilities in
foreign currencies                                               30,888,846
                                                               ------------
NET ASSETS                                                     $259,753,221
                                                               ============

Net asset value and public offering price per share
($259,753,221 (divided by) 21,387,297 shares of capital
stock outstanding)                                                  $12.15
                                                                    ======




Statement of Operations
Six Months Ended June 30, 1997
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $352,926)             $  2,489,735
Interest income                                                     348,080
                                                               ------------
Total income                                                      2,837,815
                                                               ------------

Expenses --
Investment advisory fee                                             889,330
                                                               ------------
Net investment income                                             1,948,485
                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain on investment transactions                      2,605,797
Net realized gain on foreign currency transactions                   63,228
                                                               ------------
Net realized gain on investments and foreign
currency transactions                                             2,669,025
                                                               ------------

Net change in unrealized appreciation
of investments                                                   20,561,333
Net change in unrealized appreciation on translation
of assets and liabilities in foreign currencies                     (14,264)
                                                               ------------

Net change in unrealized appreciation of investments
and on translation of assets and liabilities in
foreign currencies                                               20,547,069
                                                               ------------
Net gain on investments and foreign currency                     23,216,094
                                                               ------------
Net increase in net assets resulting
from operations                                                $ 25,164,579
                                                               ============




Statement of Changes in Net Assets
                                                                  Six Months     For the period from
                                                                     Ended         January 18, 1996
                                                                    6/30/97       (effective date) to
                                                                  (unaudited)      December 31, 1996
                                                                  ------------     ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                             $  1,948,485          $  1,200,906
Net realized gain on investments
and foreign currency transactions                                    2,669,025               128,544
Net change in unrealized appreciation or depreciation
of investments and on translation of assets and liabilities
in foreign currencies                                               20,547,069            10,341,777
                                                                  ------------          ------------
Net increase in net assets resulting from operations                25,164,579            11,671,227
                                                                  ------------          ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS --
Net investment income                                                      --             (1,432,845)
Net realized gain on investments                                      (161,102)                  --
                                                                  ------------          ------------
Total distributions                                                   (161,102)           (1,432,845)
                                                                  ------------          ------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                        61,276,077           163,860,587
Reinvested dividend distributions                                      161,102             1,432,845
Cost of shares redeemed                                               (779,983)           (1,439,266)
                                                                  ------------          ------------
Net increase in net assets from capital stock transactions          60,657,196           163,854,166
                                                                  ------------          ------------
Net increase in net assets                                          85,660,673           174,092,548

NET ASSETS:
Beginning of period                                                174,092,548                   --
                                                                  ------------          ------------
End of period (including undistributed net investment
income of $1,948,485 and $0, respectively)                        $259,753,221          $174,092,548
                                                                  ============          ============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
GROWTH PORTFOLIO

Financial Statements

Statement of Assets and Liabilities
June 30, 1997
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $1,801,897,055.)                                        $2,077,759,220
Cash                                                                   83,382
Receivable for investment securities sold                          20,804,610
Dividend and interest receivable                                    1,370,643
                                                               --------------
Total assets                                                    2,100,017,855
                                                               --------------

LIABILITIES:
Payable for investment securities purchased                        19,374,772
                                                               --------------
NET ASSETS                                                     $2,080,643,083
                                                               ==============

NET ASSETS CONSIST OF:
Paid-in capital (106,109,365 shares of capital
stock outstanding)                                             $1,658,908,741
Accumulated net realized gain from sale
of investments                                                    145,872,177
Unrealized net appreciation of investments                        275,862,165
                                                               --------------
NET ASSETS                                                     $2,080,643,083
                                                               ==============

Net asset value and public offering price per share
($2,080,643,083 (divided by) 106,109,365 shares of capital
stock interest outstanding                                             $19.61
                                                                       ======





Statement of Operations
Six Months Ended June 30, 1997
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                $ 10,513,195
Interest income                                                   4,140,416
                                                               ------------
Total income                                                     14,653,611
                                                               ------------

Expenses --
Investment advisory fee                                           3,649,462
                                                               ------------
Net investment income                                            11,004,149
                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                    151,774,981
Net realized gain on closed or expired option
contracts written                                                   722,209
                                                               ------------
Net realized gain on investments                                152,497,190
Net change in unrealized appreciation
of investments                                                  134,524,571
                                                               ------------
Net gain on investments                                         287,021,761
                                                               ------------

Net increase in net assets resulting
from operations                                                $298,025,910
                                                               ============




Statement of Changes in Net Assets
                                                                  Six Months
                                                                     Ended
                                                                    6/30/97          Year Ended
                                                                  (unaudited)         12/31/96
                                                                  ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                             $   11,004,149    $   19,859,156
Net realized gain on investments                                     152,497,190       226,017,880
Net change in unrealized appreciation or depreciation
of investments                                                       134,524,571        40,726,963
                                                                  --------------    --------------
Net increase in net assets resulting from operations                 298,025,910       286,603,999
                                                                  --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                                (11,004,149)      (19,859,156)
Net realized gain on investments                                    (230,991,248)     (156,587,523)
                                                                  --------------    --------------
Total distributions                                                 (241,995,397)     (176,446,679)
                                                                  --------------    --------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                         136,638,417       226,899,132
Reinvested dividend distributions                                    241,995,397       176,446,679
Cost of shares redeemed                                              (12,602,181)      (28,066,347)
                                                                  --------------    --------------
Net increase in net assets from capital stock transactions           366,031,633       375,279,464
                                                                  --------------    --------------
Net increase in net assets                                           422,062,146       485,436,784

NET ASSETS:
Beginning of period                                                1,658,580,937     1,173,144,153
                                                                  --------------    --------------
End of period                                                     $2,080,643,083    $1,658,580,937
                                                                  ==============    ==============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
HIGH YIELD PORTFOLIO

Financial Statements

Statement of Assets and Liabilities
June 30, 1997
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $1,160,694,976)                                         $1,181,731,918
Cash                                                                  738,118
Receivable for investment securities sold                           4,223,634
Interest and dividend receivable                                   16,983,347
                                                               --------------
Total assets                                                    1,203,677,017
                                                               --------------

LIABILITIES:
Payable for investment securities purchased                        25,278,326
                                                               --------------
NET ASSETS                                                     $1,178,398,691
                                                               ==============

NET ASSETS CONSIST OF:
Paid-in capital (115,979,339 shares of capital
stock outstanding)                                             $1,162,049,679
Accumulated net realized loss from sale
of investments                                                     (4,687,930)
Unrealized net appreciation of investments                         21,036,942
                                                               --------------
NET ASSETS                                                     $1,178,398,691
                                                              ===============

Net asset value and public offering price per share
($1,178,398,691 (divided by) 115,979,339 shares of capital
stock outstanding)                                                     $10.16
                                                                       ======





Statement of Operations
Six Months Ended June 30, 1997
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $ 50,925,815
Dividend income                                                   5,447,318
                                                               ------------
Total income                                                     56,373,133
                                                               ------------

Expenses --
Investment advisory fee                                           2,162,094
                                                               ------------
Net investment income                                            54,211,039
                                                               ------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain on investment transactions                      2,482,563
Net change in unrealized appreciation
of investments                                                   10,824,722
                                                               ------------
Net gain on investments                                          13,307,285
                                                               ------------
Net increase in net assets resulting
from operations                                                $ 67,518,324
                                                               ============




Statement of Changes in Net Assets
                                                                  Six Months
                                                                     Ended
                                                                    6/30/97          Year Ended
                                                                  (unaudited)         12/31/96
                                                                  ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                             $   54,211,039    $   89,021,168
Net realized gain on investment transactions                           2,482,563        19,530,710
Net change in unrealized appreciation or depreciation
of investments                                                        10,824,722        (9,358,262)
                                                                  --------------    --------------
Net increase in net assets resulting from operations                  67,518,324        99,193,616
                                                                  --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                                (54,211,039)      (89,021,168)
                                                                  --------------    --------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                          92,370,895       156,539,510
Reinvested dividend distributions                                     54,211,039        89,367,857
Cost of shares redeemed                                               (8,227,044)      (21,833,105)
                                                                  --------------    --------------
Net increase in net assets from capital stock transactions           138,354,890       224,074,262
                                                                  --------------    --------------
Net increase in net assets                                           151,662,175       234,246,710

NET ASSETS:
Beginning of period                                                1,026,736,516       792,489,806
                                                                  --------------    --------------
End of period                                                     $1,178,398,691    $1,026,736,516
                                                                  ==============    ==============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
INCOME PORTFOLIO

Financial Statements

Statement of Assets and Liabilities
June 30, 1997
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $914,970,383)                                           $921,010,716
Receivable for investment securities sold                         5,720,857
Interest and dividend receivable                                 10,046,557
                                                               ------------
Total assets                                                    936,778,130
                                                               ------------

LIABILITIES:
Payable for investment securities purchased                     120,511,306
                                                               ------------
NET ASSETS                                                     $816,266,824
                                                               ============

NET ASSETS CONSIST OF:
Paid-in capital (84,086,388 shares of capital
stock outstanding)                                             $838,187,965
Accumulated net realized loss from sale
of investments                                                  (27,961,474)
Unrealized net appreciation of investments                        6,040,333
                                                               ------------
NET ASSETS                                                     $816,266,824
                                                               ============

Net asset value and public offering price per share
($816,266,824 (divided by) 84,086,388 shares of capital
stock outstanding)                                                   $ 9.71
                                                                     ======




Statement of Operations
Six Months Ended June 30, 1997
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $ 28,089,411
Dividend income                                                     608,556
                                                               ------------
Total income                                                     28,697,967
                                                               ------------

Expenses --
Investment advisory fee                                           1,587,581
                                                               ------------
Net investment income                                            27,110,386
                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                     (1,994,746)
Net realized gain on closed or expired option
contracts written                                                   122,889
Net realized loss on closed futures contracts                      (223,578)
                                                               ------------
Net realized loss on investments                                 (2,095,435)
Net change in unrealized appreciation
of investments                                                   (1,186,442)
                                                               ------------
Net loss on investments                                          (3,281,877)
                                                               ------------
Net increase in net assets resulting
from operations                                                $ 23,828,509
                                                               ============




Statement of Changes in Net Assets
                                                                  Six Months
                                                                     Ended
                                                                    6/30/97          Year Ended
                                                                  (unaudited)         12/31/96
                                                                  ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                             $ 27,110,386      $ 50,838,355
Net realized loss on investment transactions                        (2,095,435)       (3,738,656)
Net change in unrealized appreciation or depreciation
of investments                                                      (1,186,442)      (21,236,306)
                                                                  ------------      ------------
Net increase in net assets resulting from operations                23,828,509        25,863,393
                                                                  ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                              (27,110,386)      (50,838,355)
                                                                  ------------      ------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                        27,112,676        80,241,834
Reinvested dividend distributions                                   27,110,386        51,093,053
Cost of shares redeemed                                            (35,834,345)      (67,256,668)
                                                                  ------------      ------------
Net increase in net assets from capital stock transactions          18,388,717        64,078,219
                                                                  ------------      ------------
Net increase in net assets                                          15,106,840        39,103,257

NET ASSETS:
Beginning of period                                                801,159,984       762,056,727
                                                                  ------------      ------------
End of period                                                     $816,266,824      $801,159,984
                                                                  ============      ============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
MONEY MARKET PORTFOLIO

Financial Statements

Statement of Assets and Liabilities
June 30, 1997
(unaudited)

ASSETS:
Investments in securities, at amortized
cost and value                                                 $115,681,957
Cash                                                                 24,331
Interest receivable                                                 194,680
                                                               ------------
Total assets                                                    115,900,968
                                                               ------------
NET ASSETS                                                     $115,900,968
                                                               ============

NET ASSETS CONSIST OF:
Paid-in capital (115,900,968 shares of capital
stock outstanding)                                             $115,900,968
                                                               ============

Net asset value and public offering price per share
($115,900,968 (divided by) 115,900,968 shares of capital
stock outstanding)                                                   $ 1.00
                                                                     ======




Statement of Operations
Six Months Ended June 30, 1997
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $  3,032,848
                                                               ------------
Expenses --
Investment advisory fee                                             217,993
                                                               ------------
Net investment income                                          $  2,814,855
                                                               ============




Statement of Changes in Net Assets
                                                                  Six Months
                                                                     Ended
                                                                    6/30/97          Year Ended
                                                                  (unaudited)         12/31/96
                                                                  ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                             $  2,814,855      $  4,132,461
                                                                  ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS --
Net investment income                                               (2,814,855)       (4,132,461)
                                                                  ------------      ------------

CAPITAL STOCK TRANSACTIONS --
Proceeds from sale of shares                                        39,351,310        75,776,304
Reinvested dividend distributions                                    2,814,855         4,152,037
Cost of shares redeemed                                            (30,185,823)      (42,157,682)
                                                                  ------------      ------------
Net increase in net assets from capital stock transactions          11,980,342        37,770,659
                                                                  ------------      ------------
Net increase in net assets                                          11,980,342        37,770,659

NET ASSETS:
Beginning of period                                                103,920,626        66,149,967
                                                                  ------------      ------------
End of period                                                     $115,900,968      $103,920,626
                                                                  ============      ============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
Financial Highlights
For a share outstanding throughout each period (a)

                                                                  Six Months      For the period from
                                                                     Ended          January 18, 1996
                                                                    6/30/97       (effective date) to
OPPORTUNITY GROWTH PORTFOLIO                                      (unaudited)      December 31, 1996
                                                                  ------------     ------------------
Net asset value, beginning of period                                $11.50               $10.00
                                                                    ------               ------

Income From Investment Operations --
Net investment income                                                 0.02                 0.02
Net realized and unrealized gain
(loss) on investments (b)                                            (0.44)                1.90
                                                                    ------               ------
Total from investment operations                                     (0.42)                1.92
                                                                    ------               ------

Less Distributions --
Dividends from net investment income                                    --                (0.02)
Distributions from net realized
gain on investments                                                     --                (0.40)
                                                                    ------               ------
Total distributions                                                     --                (0.42)
                                                                    ------               ------

Net asset value, end of period                                      $11.08               $11.50
                                                                    ======               ======

Total investment return at net asset value (c)                       -3.67%               19.17%
Net assets, end of period ($ millions)                              $321.7               $246.6
Ratio of expenses to average net assets                               0.40%(d)             0.40%(d)
Ratio of net investment income to
average net assets                                                    0.39%(d)             0.27%(d)
Portfolio turnover rate                                                 53%                 155%
Average Commission Rate (e)                                        $0.0554              $0.0342


                                                                  Six Months      For the period from
                                                                     Ended          January 18, 1996
                                                                    6/30/97       (effective date) to
WORLD GROWTH PORTFOLIO                                            (unaudited)      December 31, 1996
                                                                  ------------     ------------------
Net asset value, beginning of period                                $10.95               $10.00
                                                                    ------               ------

Income From Investment Operations --
Net investment income                                                 0.09                 0.08
Net realized and unrealized gain on investments (b)                   1.12                 0.96
                                                                    ------               ------

Total from investment operations                                      1.21                 1.04
                                                                    ------               ------

Less Distributions --
Dividends from net investment income                                    --                (0.09)
Distributions from net realized gain on investments                  (0.01)                  --
                                                                    ------               ------
Total distributions                                                  (0.01)               (0.09)
                                                                    ------               ------

Net asset value, end of period                                      $12.15               $10.95
                                                                    ======               ======


Total investment return at net asset value (c)                       11.01%               10.41%
Net assets, end of period ($ millions)                              $259.8               $174.1
Ratio of expenses to average net assets                               0.85%(d)             0.85%(d)
Ratio of net investment income to
average net assets                                                    1.86%(d)             1.34%(d)
Portfolio turnover rate                                                  9%                   9%
Average Commission Rate (e)                                        $0.0264              $0.0265

See accompanying notes to the financial highlights.




LB SERIES FUND, INC.
Financial Highlights (continued)

                                                Six Months
                                                   Ended
                                                  6/30/97
GROWTH PORTFOLIO                                (unaudited)      1996        1995        1994        1993        1992
                                               -----------    --------    --------    --------    --------    --------
Net asset value, beginning of period              $19.32        $18.27      $13.51      $14.76      $13.89      $14.85
                                                --------      --------    --------    --------    --------    --------

Income From Investment Operations --
Net investment income                               0.11          0.24        0.24        0.20        0.29        0.23
Net realized and unrealized gain
(loss) on investments (b)                           2.92          3.43        4.76       (0.87)       1.08        0.85
                                                --------      --------    --------    --------    --------    --------
Total from investment operations                    3.03          3.67        5.00       (0.67)       1.37        1.08
                                                --------      --------    --------    --------    --------    --------

Less Distributions --
Dividends from net investment income               (0.11)        (0.24)      (0.24)      (0.20)      (0.29)      (0.23)
Distributions from net realized
gain on investments                                (2.63)        (2.38)         --       (0.38)      (0.21)      (1.81)
                                                --------      --------    --------    --------    --------    --------
Total distributions                                (2.74)        (2.62)      (0.24)      (0.58)      (0.50)      (2.04)
                                                --------      --------    --------    --------    --------    --------
Net asset value, end of period                    $19.61        $19.32      $18.27      $13.51      $14.76      $13.89
                                                ========      ========    ========    ========    ========    ========

Total investment return at net asset value (c)     17.20%        22.44%      37.25%      -4.66%      10.10%       8.13%
Net assets, end of period ($ millions)          $2,080.6      $1,658.6    $1,173.1      $721.8      $534.5      $231.0
Ratio of expenses to average net assets             0.40%(d)      0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income to
average net assets                                  1.21%(d)      1.41%       1.53%       1.52%       2.17%       1.90%
Portfolio turnover rate                              113%          223%        184%        135%        243%        230%
Average Commission Rate (e)                      $0.0601       $0.0629         n/a         n/a         n/a         n/a



                                                Six Months
                                                   Ended
                                                  6/30/97
HIGH YIELD PORTFOLIO                            (unaudited)      1996        1995        1994        1993        1992
                                               -----------    --------    --------    --------    --------    --------
Net asset value, beginning of period              $10.06        $ 9.94      $ 9.18      $10.76      $ 9.62      $ 9.07
                                                --------      --------    --------    --------    --------    --------

Income From Investment Operations --
Net investment income                               0.50          0.98        0.96        0.97        0.96        1.02
Net realized and unrealized gain
(loss) on investments (b)                           0.10          0.12        0.76       (1.40)       1.16        0.71
                                                --------      --------    --------    --------    --------    --------
Total from investment operations                    0.60          1.10        1.72       (0.43)       2.12        1.73
                                                --------      --------    --------    --------    --------    --------

Less Distributions --
Dividends from net investment income               (0.50)        (0.98)      (0.96)      (0.97)      (0.96)      (1.02)
Distributions from net realized
gain on investments                                   --            --          --       (0.18)      (0.02)      (0.16)
                                                --------      --------    --------    --------    --------    --------
Total distributions                                (0.50)        (0.98)      (0.96)      (1.15)      (0.98)      (1.18)
                                                --------      --------    --------    --------    --------    --------

Net asset value, end of period                    $10.16        $10.06      $ 9.94      $ 9.18      $10.76      $ 9.62
                                                ========      ========    ========    ========    ========    ========

Total investment return at net asset value (c)      6.19%        11.55%      19.62%      -4.38%      22.91%      20.08%
Net assets, end of period ($ millions)          $1,178.4      $1,026.7      $792.5      $595.6      $444.5      $154.3
Ratio of expenses to average net assets             0.40%(d)      0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income to
average net assets                                 10.06%(d)      9.83%       9.94%       9.75%       9.29%      10.69%
Portfolio turnover rate                               62%          107%         67%         44%         68%         80%

See accompanying notes to the financial highlights.




LB SERIES FUND, INC.
Financial Highlights (continued)

                                                Six Months
                                                   Ended
                                                  6/30/97
INCOME PORTFOLIO                                (unaudited)      1996        1995        1994        1993        1992
                                               -----------    --------    --------    --------    --------    --------
Net asset value, beginning of period              $ 9.75        $10.08      $ 9.04      $10.36      $ 9.87      $10.01
                                                --------      --------    --------    --------    --------    --------

Income From Investment Operations --
Net investment income                               0.33          0.63        0.65        0.64        0.63        0.73
Net realized and unrealized gain
(loss) on investments (b)                          (0.04)        (0.33)       1.04       (1.11)       0.49        0.15
                                                --------      --------    --------    --------    --------    --------
Total from investment operations                    0.29          0.30        1.69       (0.47)       1.12        0.88
                                                --------      --------    --------    --------    --------    --------

Less Distributions --
Dividends from net investment income               (0.33)        (0.63)      (0.65)      (0.64)      (0.63)      (0.73)
Distributions from net realized
gain on investments                                   --            --          --       (0.21)         --       (0.29)
                                                --------      --------    --------    --------    --------    --------
Total distributions                                (0.33)        (0.63)      (0.65)      (0.85)      (0.63)      (1.02)
                                                --------      --------    --------    --------    --------    --------
Net asset value, end of period                    $ 9.71        $ 9.75      $10.08      $ 9.04      $10.36      $ 9.87
                                                ========      ========    ========    ========    ========    ========

Total investment return at net asset value (c)    3.00%         3.21%       19.36%      -4.68%      11.66%      9.23%
Net assets, end of period ($ millions)          $816.3        $801.2       $762.1      $608.2      $566.9      $254.7
Ratio of expenses to average net assets           0.40%(d)      0.40%        0.40%       0.40%       0.40%       0.40%
Ratio of net investment income to
average net assets                                6.83%(d)      6.54%        6.81%       6.78%       6.23%       7.29%
Portfolio turnover rate                             67%          150%         132%        139%        153%        115%


                                                Six Months
                                                   Ended
                                                  6/30/97
MONEY MARKET PORTFOLIO                          (unaudited)      1996        1995        1994        1993        1992
                                               -----------    --------    --------    --------    --------    --------
Net asset value, beginning of period              $ 1.00        $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                --------      --------    --------    --------    --------    --------
Net investment income from investment operations    0.03          0.05        0.06        0.04        0.03        0.03
Less: Dividends from net investment income         (0.03)        (0.05)      (0.06)      (0.04)      (0.03)      (0.03)
                                                --------      --------    --------    --------    --------    --------
Net asset value, end of period                    $ 1.00        $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                --------      --------    --------    --------    --------    --------

Total investment return at net asset value (c)      2.59%         5.20%       5.71%       4.00%       2.87%       3.53%
Net assets, end of period ($ millions)            $115.9        $103.9       $66.1       $41.9       $24.9       $26.6
Ratio of expenses to average net assets             0.40%(d)      0.40%       0.40%       0.40%       0.40%       0.40%
Ratio of net investment income to
average net assets                                  5.17%(d)      5.07%       5.55%       4.03%       2.83%       3.45%

Notes to Financial Highlights:
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all distributions.

(d) Computed on an annualized basis.

(e) Average commission rate is based on total broker commissions incurred in connection with execution of portfolio transactions during the period, divided by the sum of all portfolio shares purchased and sold during the period that were subject to a commission. Broker commissions are treated as capital items that increase the cost basis of securities purchased, or reduce the proceeds of securities sold.

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
Notes to Financial Statements
June 30, 1997
(unaudited)

(1) ORGANIZATION

The LB Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The
Fund is divided into six separate series (the "Portfolio(s)"), each with its own investment objective and policies. The six Portfolios of the Fund are: Opportunity Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio. The assets of each portfolio are segregated and each has a separate class of capital stock. The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Lutheran Brotherhood (LB) and Lutheran Brotherhood Variable Insurance
Products Company (LBVIP), an indirect wholly owned subsidiary of Lutheran Brotherhood. The Opportunity Growth and World Growth Portfolio's registration was declared effective by the Securities Exchange Commission and began operations as separate series of the LB Series Fund, Inc. on January 18, 1996. On January 18, 1996, Lutheran Brotherhood invested $2,000,000 each in the Opportunity Growth and World Growth Portfolios and acquired 200,000 shares of capital stock in each portfolio.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Securities traded on the over-the-counter market and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service or by dealers that make markets in the securities. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the World Growth Portfolio that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are not segregated from gains and losses that arise from changes in market prices of investments, and are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions in pursuit of its investment objectives. When the Fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Investment Income

Interest income is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including amortization of discount or premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Options, Financial Futures and
Forward Foreign Currency Contracts

The Fund, with the exception of the Money Market Portfolio, may buy put and call options, write covered call options and buy and sell futures contracts. The Fund intends to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Portfolio may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Forward foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Federal Income Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income on a timely basis, including any net realized gain on investments each year. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. Accordingly, no provision for federal income tax is necessary. Each portfolio is treated as a separate taxable entity for federal income tax purposes.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Dollar Roll Transactions

The Income Portfolio enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Portfolio sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage securities sold. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolio to "roll over" its purchase commitments. The Income Portfolio earned $736,172 from such fees.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and reinvested daily for the High Yield, Income and Money Market Portfolios, quarterly for the Growth Portfolio, and annually for the Opportunity Growth and World Growth Portfolios. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are distributed at least annually after the close of the Fund's fiscal year. Short-term gains and losses of the Money Market Portfolio are included in interest income and distributed daily. Dividends and capital gains are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.
Also, due to timing of distributions, the year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Other

Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISORY FEES AND OTHER EXPENSES

Investment Advisory Fees

Each Portfolio pays Lutheran Brotherhood, the Fund's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets: Opportunity Growth, Growth, High Yield, Income and Money Market Portfolios, 0.40%; World Growth Portfolio, 0.85%.

Lutheran Brotherhood has entered into a sub-advisory agreement with Rowe Price - Fleming International, Inc. for the performance of various sub-advisory services for the World Growth Portfolio. For these services, Lutheran Brotherhood pays a portion of an annual sub-advisory fee that is based on the following annual rates of combined average daily net assets of the LB World Growth Fund and the LB Series Fund, Inc. - World Growth Portfolio at the following rates: 0.75% for the first $20 million in assets; 0.60% for the next $30 million, and 0.50% for assets over $50 million. When combined annual average assets exceed $200 million, the fee will convert to a flat fee of 0.50% of the annual average daily net assets.

Other Expenses

All other expenses associated with operating the Fund are paid or reimbursed to the Fund by LB and LBVIP pursuant to an Expense Reimbursement Agreement. The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence.

The Fund has adopted a director fee deferral plan which allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Lutheran Brotherhood and officers or directors of LBVIP; however, they receive no compensation from the Fund.

(4) SECURITIES LENDING

To generate additional income, the Fund may participate in a securities lending program administered by the Fund's custodian bank. Securities are periodically loaned to brokers, banks or other institutional borrowers of securities, for which collateral in the form of cash, U.S. government securities, or letter of credit is received by the custodian in an amount at least equal to the market value of securities loaned. Collateral received in the form of cash is invested in short-term investments by the custodian from which earnings are shared between the borrower, the custodian and the Fund at negotiated rates. The risks to the Fund are that it may experience delays in recovery or even loss of rights in the collateral should the borrower of securities fail financially. There were no security loans during the period.

(5) DISTRIBUTIONS FROM CAPITAL GAINS

During the six months ended June 30, 1997, a distribution from net realized capital gains of $161,102 and $230,991,248 were paid by the World Growth Portfolio and the Growth Portfolio, respectively. This distribution relates to net capital gains realized during the year ended December 31, 1996.

(6) CAPITAL LOSS CARRYOVER

During the year ended December 31, 1996, the High Yield Portfolio utilized $20,382,802 of its capital loss carryover against net realized capital gains. At December 31, 1996, the High Yield and Income
Portfolios had accumulated net realized capital loss carryovers expiring as follows:

                 High Yield             Income
     Year         Portfolio          Portfolio
     --------   ------------    --------------
     2002                --        $21,666,184
     2003         $5,055,282               --
     2004                --          3,667,020
                ------------      ------------
                  $5,055,282       $25,333,204
                ------------      ------------

To the extent these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $3,697,869, $264,497, $6,625,013,
$2,115,211 and $532,835 existed between accumulated net realized capital gains or losses for financial statement and tax purposes as of December 31, 1996 for the Opportunity Growth, World Growth, Growth, High Yield and Income Portfolios, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(7) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities
For the six months ended June 30, 1997, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short term securities were as follows:

                                                In thousands
                                   ----------------------------------
Portfolio                              Purchases           Sales
---------------------------------------------------------------------
Opportunity Growth                     $  179,142       $  126,356
World Growth                               84,431           18,504
Growth                                  1,973,208        1,909,219
High Yield                                726,291          632,651
Income                                    363,707          377,504

Purchases and sales of U.S. Government securities were:

                                              In thousands
                                   ----------------------------------
Portfolio                              Purchases          Sales
---------------------------------------------------------------------
Growth                                 $  1,017         $  1,000
Income                                  136,867          191,384


Investments in Restricted Securities

The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. At June 30, 1997, the restricted securities held by the High Yield Portfolio had no market value.

Investments in High Yielding Securities

The High Yield Portfolio invests primarily in high yielding fixed income securities. The Income Portfolio may from time to time invest up to 25% of its total assets in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Foreign Denominated Investments

The World Growth Portfolio invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Portfolio may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the six months ended June 30, 1997 were as follows:


                                       Opportunity Growth Portfolio     Growth Portfolio         Income Portfolio
                                       ----------------------------- ------------------------ ------------------------
                                          Number of     Premium      Number of     Premium    Number of     Premium
                                          Contracts     Amount       Contracts     Amount     Contracts     Amount
                                          ---------  ------------    ---------  ------------  ---------  ------------
Balance at December 31, 1996                  --              --         998     $   334,242      150     $   99,197
Opened                                       528      $   63,389      14,619       2,050,698    1,500        385,696
Closed                                      (403)        (58,826)    (10,036)     (1,677,550)  (1,150)      (357,575)
Expired                                     (125)         (4,562)     (3,080)       (325,242)    (500)      (127,318)
Exercised                                     --              --      (2,501)       (382,148)      --             --
                                          ---------  ------------    ---------  ------------  ---------  ------------
Balance at June 30, 1997                      --      $       --          --     $        --       --     $       --
                                          =========  ============    =========  ============  =========  ============


(8) CAPITAL STOCK

Authorized capital stock consists of two billion shares as follows:


                           Shares          Par
     Portfolio           Authorized       Value
-------------------     ------------    ---------
Opportunity Growth      200,000,000      $ 0.01
World Growth            200,000,000      $ 0.01
Growth                  600,000,000      $ 0.01
High Yield              200,000,000      $ 0.01
Income                  400,000,000      $ 0.01
Money Market            400,000,000      $ 0.01

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Lutheran Brotherhood and LBVIP.

Transactions in capital stock were as follows:


                                   Opportunity   World                         High                         Money
                                   Growth        Growth         Growth         Yield         Income         Market
                                  -----------   -----------    -----------    -----------   -----------   -----------
Shares outstanding at
     December 31, 1995                     --            --     64,197,627     79,742,358    75,614,192     66,149,967
     Shares sold                   20,829,994    15,909,365     12,716,616     15,616,822     8,257,064     75,776,304
     Shares issued on reinvestment
     of dividends and distributions   741,927       130,856     10,462,909      8,924,334     5,273,056      4,152,037
     Shares redeemed                 (141,181)     (139,490)    (1,544,344)    (2,175,610)   (6,968,350)   (42,157,682)
                                  -----------   -----------    -----------    -----------   -----------    -----------

Shares outstanding at
     December 31, 1996             21,430,740    15,900,731     85,832,808    102,107,904    82,175,962    103,920,626
     Shares sold                    7,632,064     5,484,510      6,876,726      8,711,696     1,129,276     39,351,310
     Shares issued on reinvestment
     of dividends and distributions        --        14,781     13,646,320      5,437,216     2,808,486      2,814,855
     Shares redeemed                  (21,419)      (12,725)      (246,489)      (277,477)   (2,027,336)   (30,185,823)
                                  -----------   -----------    -----------    -----------   -----------    -----------
Shares outstanding at
     June 30, 1997                 29,041,385    21,387,297    106,109,365    115,979,339    84,086,388    115,900,968
                                  ===========   ===========    ===========    ===========   ===========    ===========




LB SERIES FUND, INC.

Opportunity Growth Portfolio
World Growth Portfolio
Growth Portfolio
High Yield Portfolio
Income Portfolio
Money Market Portfolio


DIRECTORS

Rolf F. Bjelland
Charles W. Arnason
Herbert F. Eggerding, Jr.
Noel K. Estenson
Connie M. Levi
Bruce J. Nicholson
Ruth E. Randall


OFFICERS

Rolf F. Bjelland                 James M. Odland
Chairman and President           Assistant Secretary

Otis F. Hilbert                  Randall L. Wetherille
Secretary and Vice President     Assistant Secretary

James R. Olson                   Wade M. Voigt
Vice President                   Treasurer

James M. Walline                 Rand E. Mattsson
Vice President                   Assistant Treasurer

Richard B. Ruckdashel
Vice President

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.



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